UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08510

Matthews International Funds

(Exact name of registrant as specified in charter)

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Address of principal executive offices) (Zip code)

William J. Guilfoyle, President

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-788-6036

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Matthews Asian Funds

SEMI-ANNUAL REPORT

JUNE 30, 2008

Asia Pacific Equity Income Fund
Asian Growth and Income Fund
Asia Pacific Fund
Pacific Tiger Fund
Asian Technology Fund
China Fund
India Fund
Japan Fund
Korea Fund

Investing in the future
of Asia since 1994

E-mail communications on Asia and the Funds

are available at www.matthewsfunds.com

•	Asia Weekly

•	Asia Insight (monthly)

•	AsiaNow Special Reports

•	Occasional Fund Updates

CONTENTS

This report has been prepared for Matthews Asian Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asian Funds prospectus, which contains more complete information about the Funds’ investment objectives, risks and expenses. You should read the prospectus carefully before investing. Additional copies of the prospectus may be obtained at www.matthewsfunds.com. Please read the prospectus carefully before you invest or send money.

The Matthews Asian Funds are distributed by:

PFPC Distributors, Inc.

760 Moore Road

King of Prussia, PA 19406

MESSAGE TO SHAREHOLDERS

FROM THE INVESTMENT ADVISOR

Dear Valued Shareholders,

The first quarter of 2008 will undoubtedly be remembered for its caustic markets, and the second quarter saw no respite. Equities around the world generally continued their descent, and shares in Asian markets suffered in tandem. Stocks retreated on concerns that the global economy might slow substantially, with U.S. financial institutions under severe pressure. These fears have weighed heavily on overseas markets, including Asia, though the U.S. credit market’s collapse has had only a limited impact on fundamentals in the region so far. Thus, cumulative losses announced by Asian banks have been relatively small, less than 10% of the $400 billion estimated to have been lost globally. Meanwhile, the Asian region is still projected to grow at a healthy, albeit moderated rate: the International Monetary Fund forecasts that the economies of the developing nations of Asia will grow at 8.4% this year, and Japan at 1.5%.

If there are greater concerns ahead for the region, they emanate from two other sources: accelerating inflation on consumer goods, and high energy prices, especially for oil. The latest readings of prices in the region generally suggest that inflation is running at the highest levels seen in the last one to two decades. As we have highlighted in recent commentaries posted on our website, this is not necessarily damaging in and of itself, provided that such inflation does not escalate to even higher levels. In our view, Asia’s greater challenge arises not from issues affecting the U.S., but rather the potential for policy errors by governments in reaction to burgeoning inflation. Many consumers in the region are expecting local governments to blunt or contain the impact of inflation on their living standards. Governments, in a bid to shore up voter support, have in turn sought to intervene in markets, typically via subsidies, price controls or trading restrictions. It is our experience that such intervention typically serves to exacerbate inflationary pressures, or makes them more structurally permanent. The region’s greatest risks are ultimately that policy overreaction may lead to greater market distortions and more permanent inflation, or may otherwise hinder the region’s growth prospects.

Oil prices have posed a second stumbling block to the region. Only a few decades ago, the region outside Japan and Australia was a relatively small consumer of oil and other natural resources. Several large markets, such as China and Indonesia, were once net exporters of oil. However, as the region’s economies have developed, local governments have done little to wean their industries off of hydrocarbon-based production and transportation systems. Worse, many governments have sought to subsidize energy prices domestically, so as to make fuels more affordable for end consumers (especially households). While this has meant that local economies have expanded smoothly in recent years, it has also meant growing distortions in the structure of the economies: many domestic consumers have not been forced to pay a market-based price for their energy consumption, and this has arguably led to excessive consumption and waste.

The bill for such subsidies, incurred by rising fiscal deficits in the region, has grown sharply in recent quarters as oil prices have surpassed $140 per barrel. Some currencies around the region have begun to swoon from such fiscal

2        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

pressure. There is a small silver lining to this situation, though: during the last quarter, many Asian countries have been forced to reduce their subsidies, or depart from them entirely, as the sheer financial cost has proved too great. As market participants are forced to pay market prices for their consumption, it may induce greater conservation and efficiency in the future.

Asian markets have been decidedly weak in the first half, and we would make no predictions about their near-term course. Investors’ attention has rightly been focused on the current slump; however, to illustrate ways in which the region continues to evolve, we would like to highlight a few notable news events from the second quarter. During times such as these, it is important to cultivate an understanding of this evolution. It is this ongoing development that we, as long-term investors, remain excited about, even as the present condition of markets might be frustrating.

Perhaps the most notable of all these events was China’s growing political complexity and sophistication. During the past six months, China has been confronted with considerable challenges: severe blizzards threatened lives and crippled transport; the country’s relationship with Darfur was roundly criticized; suppression in Tibet invoked global scorn; and a tragic earthquake wrought destruction, killing more than 69,000. China’s leadership was tested on each of these occasions, and the results are safely interpreted as mixed. China’s slow movement on Darfur has come at terrible cost, and its suppression of Tibetan unrest has left even the country’s enthusiasts disappointed. Yet it would be a mistake not to acknowledge that there is also a different strain of thought emerging in the government, one characterized by a new sort of transparency, responsiveness and civic orientation.

While the affairs of Tibet remain murky, one could not help but notice that protests this spring garnered a greater level of international media coverage than in times past. Improved media access was even more apparent in May, following the earthquake that hit the Sichuan region. Journalists had nearly unrestrained access to disaster zones, as they reported on the devastation, the government’s response, and most importantly on the political unrest that ensued. Press reports included accounts from bereaved parents who decried corruption, shoddy building codes and lax enforcement as reasons that many schools in the earthquake zone collapsed. While the media presented images of prostrate officials, kneeling before wrathful parents holding photos of their lost loved ones, many stories also praised the central government for its swift and thorough response to the crisis.

In our view, this sort of openness about a national catastrophe and its causes, as well as the responsiveness that ensued, is something new to China. The earthquake even initiated a small but notable political détente: for the first time since World War II, a Japanese naval ship was allowed into a Chinese port—this time with the intent of offering assistance. This small but symbolic gesture was accompanied by a landmark agreement between Japan and China to co-develop a set of underwater gas fields in long-disputed territory in the East China Sea.

continued on page 4

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MESSAGE TO SHAREHOLDERS

continued from page 3

A thawing of sorts also came to China’s dealings with Taiwan. More frequent dialogue has helped bridge some of the worst sources of tension between the two parties. The mood in Taiwan itself has shifted, as there appears to be increasing recognition that the country’s economic destiny (if not its political center) is forever intertwined with the mainland. Taiwan’s recent political election hints at as much, as the opposition party overturned the incumbent primarily on a platform that espoused better ties with China. Though few changes have taken place to cement such ties, direct airline flights between the two countries began on July 4—an important symbol of the growing links between the two former foes. While there is much ground still to cover, this shift in the cross-strait relations, if it should deepen and become more permanent, would alleviate one of the greatest security threats hanging over the region.

In another part of the region, there was one more important change to Asia’s security sphere: North Korea took small but deliberate steps toward defusing its own status as a hostile threat. The country destroyed a cooling tower at one of its main nuclear facilities, and then shared details of its nuclear planning framework with international inspectors. For this, the U.S. has undertaken to remove North Korea from the U.S. watch list of terrorist-sponsoring nations. These events do not, by any means, constitute an end to the North Korea problem, but they do represent one of the biggest steps forward in relations with the country in the last decade.

Thus, even as financial markets have been shaken, the landscape in Asia continues to evolve in an encouraging fashion. Fundamentals in the region, including earnings growth, will undoubtedly suffer some in the current environment, though it has been encouraging to see that export and economic activity in the region remains robust, at least thus far. Valuations, of course, have declined, particularly as multiples have fallen faster than earnings estimates. This is a glass that is at once half full and half empty. Capital has been lost as markets have declined, but valuations are beginning to look more reasonable, and arguably are healthier, than they were not long ago. Most importantly, we see Asian corporates and consumers to be in fairly healthy shape, with high savings rates, income growth and low rates of leverage. It is this sort of condition that makes us confident in the long-term prospects for the region, even as present markets are challenging.

It is our great privilege to serve as your investment advisor in Asia. We appreciate your persistence amid difficult markets, and we pledge to continue to seek out Asia’s investment potential in the years ahead.

Sincerely

/s/ Andrew T. Foster
Andrew T. Foster
Acting Chief Investment Officer
Matthews International Capital Management, LLC

/s/ G. Paul Matthews
G. Paul Matthews
Chairman
Matthews International Capital Management, LLC

4        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

REDEMPTION FEE POLICY

Market timing can disrupt the management of a Fund’s investment portfolio and cause the targeted Fund to incur costs to accommodate frequent buying and selling of shares by the market timer. These costs are borne by the Fund’s non-redeeming shareholders. As part of their efforts to discourage market timing activity, the Funds attempt to allocate these costs, to the extent permissible, to redeeming shareholders through the assessment of a redemption fee of 2.00% of the total redemption proceeds of shareholders who sell or exchange shares within 90 calendar days after purchasing them. This fee is payable directly to the Funds. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The Funds may grant exemptions from the redemption fee where the Funds believe the transaction or account will not involve market timing activity. The Funds reserve the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive or disruptive trading, and to modify or eliminate the redemption fee at any time, without notice to shareholders. You will receive notice of any material changes to the Funds’ redemption fee policies. For more information on this policy, please see the Funds’ prospectus. Additional restrictions may apply to shareholders who purchase shares of the Funds through a financial intermediary; please consult your intermediary.

INVESTOR DISCLOSURE

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds’ fees and expenses had not been waived, returns would have been lower. For the Funds’ most recent month-end performance, please call 1-800-789-ASIA [2742] or visit www.matthewsfunds.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Please see the Funds’ prospectus and Statement of Additional Information for more risk disclosure.

Fund Holdings: The Fund holdings shown in this report are as of June 30, 2008. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC’s website at www.sec.gov. It may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting Record: The Funds’ Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, 2008, is available upon request, at no charge, at the Funds’ website at www.matthewsfunds.com or by calling 1-800-789-ASIA [2742], or on the SEC’s website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds’ expenses, we try to identify related shareholders in a household and send only one copy of the Funds’ prospectus and financial reports to that address. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds’ current prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds’ prospectus or financial reports, please call us at 1-800-789-ASIA [2742].

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MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

FUND OBJECTIVE AND STRATEGY	SYMBOL: MAPIX

Objective: Total return with an emphasis on providing current income. Total return includes current income (dividends and distributions paid to shareholders) and capital gains (share price appreciation). The Fund measures total return over longer periods.

Strategy: Under normal market conditions, the Matthews Asia Pacific Equity Income Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying publicly traded common stocks, preferred stocks, convertible preferred stocks, and other equity-related instruments (including, for example, investment trusts and other financial instruments) of companies located in the Asia Pacific region, which includes Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

PORTFOLIO MANAGERS

Lead Manager: Jesper Madsen, CFA	Co-Manager: Andrew T. Foster

PORTFOLIO MANAGER COMMENTARY

The Matthews Asia Pacific Equity Income Fund declined -4.66% during the first six months of 2008, while its benchmark, the MSCI All Country Asia Pacific Index, fell -12.18%. During the quarter ending June 30, 2008, the Fund distributed its second quarterly dividend of 7.53 cents, bringing the total year-to-date income distribution to 13.39 cents per share.

Inflation fears, driven by rising oil and food prices, as well as worries about the impact of a potential U.S. recession on corporate profits in Asia, weighed on equities across the region. Equity markets in Asia Pacific continued to exhibit a high degree of correlation with global markets. However, a short-term singular focus on the correlation in equity markets misses the point that when it comes to dividend payments, Asian companies are moving to a different beat than their U.S. counterparts. The balance sheets of companies in the region generally remain as healthy as they have been during the past decade, while earnings growth has continued to support dividend payments. This is important for long-term investors since sustainable and growing dividends can help mitigate some downside volatility during periods of pull-backs in equity markets. The Fund’s relative outperformance for the period may, in part, be reflective of this. For dividends to offer support to share prices though, they must at a minimum be “sustainable.” Once the dividend is cut or market participants suspect it cannot be maintained, share prices tend to suffer as a consequence. The financial sector in the U.S. during the past 12 months has shown evidence of this.

The Fund seeks to invest in companies we believe will grow dividends over time. Dividends may not always grow in a straight line from year to year and in some cases, may even be cut. This holds particularly true for smaller companies, with more volatile earnings, less access to capital markets and therefore, a greater need to maintain capital on the balance sheet. The attraction of successful smaller companies, though, is their potential continued on page 9

6        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF JUNE 30, 2008
Fund Inception: 10/31/06	3 MO	YTD	Average Annual Total Returns
			1 YR	SINCE INCEPTION
Matthews Asia Pacific Equity Income Fund	–1.60%	–4.66%	1.57%	12.39%
MSCI All Country Asia Pacific Index[1]	–1.37%	–12.18%	–8.43%	4.26%
Lipper Pacific Region Funds Category Average[2]	–1.62%	–12.69%	–9.85%	5.50%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

INCOME DISTRIBUTION HISTORY	Q1		Q2		Q3	Q4		TOTAL
2008	5.86	¢	7.53	¢	N/A	N/A		N/A
2007	—		10.30	¢	—	17.12	¢	27.42	¢
2006 (Fund inception: 10/31/06)						1.97	¢	1.97	¢

In March 2008, the Fund began to distribute investment income dividends on a quarterly rather than semiannual basis. For additional details regarding Fund distributions, visit www.matthewsfunds.com.

FISCAL YEAR 2007 RATIOS
Gross Operating Expense:[3] 1.41%	Portfolio Turnover:	[4]	26.95%

[1]

The MSCI All Country Asia Pacific Index is a free float–adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. The Fund invests in countries that are not included in the MSCI All Country Asia Pacific Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PNC Global Investment Servicing (“PNC”), formerly known as PFPC Inc.

[2]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to Matthews International Capital Management (the “Advisor”). The Advisor has contractually agreed to waive fees and reimburse expenses to the extent needed to limit total annual operating expenses to 1.50% until October 31, 2009. Matthews Asian Funds do not charge 12b-1 fees.

[4]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

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MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

TOP TEN HOLDINGS[1]
	COUNTRY	% OF NET ASSETS
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	4.8%
Lawson, Inc.	Japan	3.7%
HSBC Holdings PLC	United Kingdom	3.5%
Singapore Press Holdings, Ltd.	Singapore	3.3%
Monex Group, Inc.	Japan	3.2%
Globe Telecom, Inc.	Philippines	2.9%
VTech Holdings, Ltd.	China/Hong Kong	2.8%
The Sumitomo Trust & Banking Co., Ltd.	Japan	2.7%
Ito En, Ltd., Pfd.	Japan	2.6%
BOC Hong Kong Holdings, Ltd.	China/Hong Kong	2.6%
% OF ASSETS IN TOP 10		32.1%

COUNTRY ALLOCATION
Japan	22.9%
China/Hong Kong	21.3%
Taiwan	15.8%
Singapore	7.4%
Malaysia	7.4%
Australia	7.0%
United Kingdom[2]	3.5%
South Korea	3.4%
Thailand	3.2%
India	3.0%
Philippines	3.0%
Indonesia	1.6%
Cash and other assets, less liabilities	0.5%

SECTOR ALLOCATION
Consumer Discretionary	24.4%
Financials	22.8%
Information Technology	16.7%
Telecommunication Services	10.7%
Consumer Staples	10.1%
Health Care	5.9%
Utilities	3.6%
Industrials	3.4%
Energy	1.9%
Cash and other assets, less liabilities	0.5%

MARKET CAP EXPOSURE[3]
Large cap (over $5 billion)	43.3%
Mid cap ($1–$5 billion)	34.5%
Small cap (under $1 billion)	21.7%
Cash and other assets, less liabilities	0.5%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
56	$11.29	$99.1 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	The United Kingdom is not included in the MSCI All Country Asia Pacific Index.
[3]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 6

to grow the dividend at a faster rate over the longer term. To mitigate the risk of dividend cuts, the Fund is diversified across 51 companies along the market capitalization spectrum, residing in 12 countries and operating in nine different economic sectors. While five of the Fund’s holdings cut dividends during the last fiscal year, as of the end of June, 36 have raised dividends, resulting in a weighted 13% increase in the dividend per share at the portfolio level. The companies that cut their dividends were of small or medium capitalization.

Lawson, Inc., Japan’s second-largest convenience store operator with more than 8,500 stores, was the Fund’s primary contributor to performance during the first six months of 2008. Japan has been a challenging environment for retailers for years. Deflationary pressures made it difficult for retailers to increase prices and general spending was subdued due to stagnant wage growth. Retailers generally benefit from a moderate level of inflation since it allows them to pass through price increases that, in turn, underpin same-store sales growth. Furthermore, the convenience store segment in Japan has become increasingly competitive as the main convenience store operators have pursued aggressive store roll-outs. Even given these challenges, Lawson, Inc., a holding since the Fund’s inception, has done well: while same-store sales had experienced protracted declines in recent years, the company still managed to grow cash flows and dividends. The company has been at the forefront in Japan when it comes to capital management. Lawson’s estimated dividend payment for the current fiscal year represents an increase of 45% compared to the previous year. The company is also engaging in share buybacks in order to improve capital efficiency. Furthermore, should inflation take root in Japan, Lawson, Inc., could be a primary beneficiary.

The Fund’s Indian holdings were the main detractors to performance as foreign portfolio flows continued to exit the country. With wholesale inflation accelerating from 3.8% at the end of 2007 to 11.9% at the end of June, investors expect the Reserve Bank of India (RBI) to become increasingly assertive in its stance toward inflation. The RBI has already twice raised the repurchase rate, increasing it from 7.75% to 8.50% during the month of June. The higher credit costs mixed with a hike in fuel prices represented two strong headwinds for Ashok Leyland, India’s second-largest commercial vehicle manufacturer, making it the Fund’s main detractor to performance during the first six months.

The Fund continues to invest in companies we believe can sustain or grow their dividends, even during periods of rising cost pressures. We continue to find attractive investment candidates, especially in companies that enjoy a strong market position. This standing can derive from brand power or from dominant market share within their respective industries. These companies retain a greater ability to pass through costs via higher prices, thereby maintaining margins and the cash flows to fund dividend payments.

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MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED)

COMMON EQUITIES: 96.8%

	SHARES	VALUE
CHINA/HONG KONG: 21.3%
VTech Holdings, Ltd.	452,000	$2,727,260
BOC Hong Kong Holdings, Ltd.	966,000	2,560,602
CLP Holdings, Ltd.	289,500	2,482,694
Hang Seng Bank, Ltd.	100,100	2,113,523
Television Broadcasts, Ltd.	352,000	2,033,194
ASM Pacific Technology, Ltd.	242,000	1,829,052
Sa Sa International Holdings, Ltd.	3,800,000	1,721,450
Café de Coral Holdings, Ltd.	912,000	1,636,700
Pico Far East Holdings, Ltd.	10,696,000	1,628,208
Next Media, Ltd.	3,466,000	1,331,615
Huaneng Power International, Inc. H Shares	836,000	580,093
Huaneng Power International, Inc. ADR	17,500	483,875

Total China/Hong Kong		21,128,266

JAPAN: 20.2%
Lawson, Inc.	75,700	3,685,728
Monex Group, Inc.	4,594	3,123,669
The Sumitomo Trust & Banking Co., Ltd.	383,000	2,676,329
Eisai Co., Ltd.	69,800	2,465,037
Benesse Corp.	54,800	2,219,146
Hitachi Koki Co., Ltd.	108,000	1,777,878
Nomura Research Institute, Ltd.	67,000	1,571,126
Tokyu REIT, Inc.	155	1,259,735
Takeda Pharmaceutical Co., Ltd.	24,700	1,256,110

Total Japan		20,034,758

TAIWAN: 15.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,986,298	4,253,595
Cyberlink Corp.	535,000	2,555,761
Chunghwa Telecom Co., Ltd.	857,727	2,218,284
Johnson Health Tech Co., Ltd.	1,193,000	1,918,044
President Chain Store Corp.	485,000	1,613,844
Giant Manufacturing Co., Ltd.	527,000	1,415,033
Taiwan Secom Co., Ltd.	609,000	1,157,688
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	50,087	546,449

Total Taiwan		15,678,698

SINGAPORE: 7.4%
Singapore Press Holdings, Ltd.	1,036,000	3,236,191
Venture Corp., Ltd.	275,000	1,982,838
Parkway Life REIT	1,430,868	1,188,402
Singapore Post, Ltd.	1,142,000	923,303

Total Singapore		7,330,734

MALAYSIA: 7.4%
Public Bank BHD	676,000	2,151,614
Top Glove Corp. BHD	1,637,100	2,124,347
Media Prima BHD	3,235,900	1,792,496
Berjaya Sports Toto BHD	811,200	1,206,559

Total Malaysia		7,275,016

AUSTRALIA: 7.0%
Coca-Cola Amatil, Ltd.	309,730	2,081,434
AXA Asia Pacific Holdings, Ltd.	413,439	1,854,892
Billabong International, Ltd.	160,951	1,666,399
Insurance Australia Group, Ltd.	230,121	765,504
Tabcorp Holdings, Ltd.	61,523	578,586

Total Australia		6,946,815

10        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

	SHARES	VALUE
UNITED KINGDOM: 3.5%
HSBC Holdings PLC ADR	26,900	$2,063,230
HSBC Holdings PLC	90,800	1,399,576

Total United Kingdom		3,462,806

SOUTH KOREA: 3.4%
Hana Financial Group, Inc.	37,640	1,448,315
SK Telecom Co., Ltd.	6,570	1,196,487
SK Telecom Co., Ltd. ADR	36,300	753,951

Total South Korea		3,398,753

THAILAND: 3.2%
Advanced Info Service Public Co., Ltd.	710,600	1,965,919
PTT Public Co., Ltd.	136,500	1,232,930

Total Thailand		3,198,849

INDIA: 3.0%
Ashok Leyland, Ltd.	1,845,000	1,224,282
HCL-Infosystems, Ltd.	340,167	1,108,854
Chennai Petroleum Corp., Ltd.	105,000	653,916

Total India		2,987,052

PHILIPPINES: 3.0%
Globe Telecom, Inc.	110,560	2,905,909

Total Philippines		2,905,909

INDONESIA: 1.6%
PT Telekomunikasi Indonesia ADR	35,200	1,135,200
PT Telekomunikasi Indonesia	559,000	442,592

Total Indonesia		1,577,792

TOTAL COMMON EQUITIES		95,925,448
(Cost $96,237,073)

PREFERRED EQUITIES: 2.7%
JAPAN: 2.7%
Ito En, Ltd., Pfd.	246,700	2,625,333

Total Japan		2,625,333

TOTAL PREFERRED EQUITIES		2,625,333
(Cost $2,711,890)

TOTAL INVESTMENTS: 99.5%		98,550,781
(Cost $98,948,963b)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.5%		525,524

NET ASSETS: 100.0%		99,076,305

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).
b	Cost of investments is $98,948,963 and net unrealized depreciation consists of:

Gross unrealized appreciation	$7,768,055
Gross unrealized depreciation	(8,166,237)

Net unrealized depreciation	$(398,182)

ADR	American Depositary Receipt
Pfd.	Preferred
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com        11

MATTHEWS ASIAN GROWTH AND INCOME FUND

(CLOSED TO MOST NEW INVESTORS)

FUND OBJECTIVE AND STRATEGY	SYMBOL: MACSX

Objective: Long-term capital appreciation. The Fund also seeks to provide some current income.

Strategy: Under normal market conditions, the Matthews Asian Growth and Income Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying equity securities and the convertible securities, of any duration or quality, of companies located in Asia. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

PORTFOLIO MANAGERS

Lead Manager: Andrew T. Foster	Co-Manager: G. Paul Matthews

PORTFOLIO MANAGER COMMENTARY

During the first half of 2008, the Matthews Asian Growth and Income Fund declined –8.04%, while its primary benchmark, the MSCI All Country Asia ex-Japan Index, fell –21.10% and the MSCI All Country Far East ex-Japan Index dropped –18.21% during the same period. On June 25, the Fund paid a semi-annual distribution of approximately 68 cents per share, of which about 25 cents represented income, and 43 cents was capital gain.

During the second quarter, markets around the world, and especially in Asia, continued the slump that commenced earlier in the year. Asian shares were hit particularly hard, by a dual set of headwinds: inflation and energy prices. Throughout the region, inflation measurements suggest that price increases for most goods and services are running at levels not seen in a decade. Meanwhile, high and rapidly rising prices for oil, coal and other resources have given markets pause. Energy prices have risen to such levels as to prove daunting for many Asian governments, several of which have been forced to abandon energy-related subsidies for consumers for fear of incurring enormous fiscal liabilities.

The twin difficulties of inflationary pressures and high oil prices put central banks in the region in an awkward spot. Most central banks have halfheartedly tried to quell inflation by raising interest rates or by other means. However, most banks have moved cautiously, as there is considerable concern that high oil prices, against the backdrop of what may be a slowing global economy, might temper Asian growth and demand. The fear that such central bankers share is that as they act to reign in inflation, they will do so at a time when the growth of their respective economies may already be drifting lower—and thus their actions could initiate or aggravate a downturn in growth.

Such fears weighed heavily on markets, as they discounted the likelihood of rising rates and the possibility of slower growth. The Fund was unable to escape such downside in markets. However, we are generally pleased that the Fund’s defensive nature is reflected in its relative outperformance for the period. We have for some time now been wary of valuations in the region: fundamental growth has been strong; but after five years of nearly uninterrupted gains in share price, very few segments of the market offered the sort of low valuations that this Fund seeks continued on page 15

12        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF JUNE 30, 2008

Fund Inception: 9/12/94	3 MO	YTD	Average Annual Total Returns
			1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Asian Growth and Income Fund	–3.96%	–8.04%	0.19%	15.02%	19.54%	18.46%	12.11%
MSCI All Country Asia ex-Japan Index[1]	–7.88%	–21.10%	–5.48%	19.89%	23.53%	13.85%	3.70%[2]
MSCI All Country Far East ex-Japan Index[3]	–6.40%	–18.21%	–4.50%	19.52%	22.81%	13.64%	3.40%[2]
Lipper Pacific ex-Japan Funds Category Average[4]	–6.40%	–19.67%	–5.93%	19.41%	22.62%	14.78%	5.72%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

INCOME DISTRIBUTION HISTORY

	JUNE		DECEMBER		TOTAL
2008	24.82	¢	N/A		N/A
2007	21.51	¢	68.91	¢	90.42	¢
2006	21.89	¢	39.85	¢	61.74	¢
1994–2005	$1.88		$2.07		$3.95

For a history of the Fund’s distributions since its inception, visit www.matthewsfunds.com.

FISCAL YEAR 2007 RATIOS

Gross Operating Expense:[5] 1.15%	Portfolio Turnover:[6] 27.93%

[1]

The MSCI All Country Asia ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock of markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PNC.

[2]	Calculated from 8/31/94.
[3]

The MSCI All Country Far East ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. The Fund invests in countries that are not included in the MSCI All Country Far East ex-Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PNC.

[4]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[5]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to the Advisor. Matthews Asian Funds do not charge 12b-1 fees.

[6]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com        13

MATTHEWS ASIAN GROWTH AND INCOME FUND

(CLOSED TO MOST NEW INVESTORS)

TOP TEN HOLDINGS[1]
	COUNTRY	SECURITY TYPE	% OF NET ASSETS
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	Equity	3.5%
Singapore Press Holdings, Ltd.	Singapore	Equity	3.5%
CLP Holdings, Ltd.	China/Hong Kong	Equity	3.2%
HSBC Holdings PLC	United Kingdom	Equity	3.0%
Hongkong Land CB 2005, Ltd., Cnv., 2.750%, 12/21/12	China/Hong Kong	Convertible Bond	3.0%
Chungwa Telecom Co., Ltd.	Taiwan	Equity	2.9%
SK Telecom Co., Ltd.	South Korea	Equity	2.9%
Advanced Info Service Public Co., Ltd.	Thailand	Equity	2.7%
Rafflesia Capital, Ltd., Cnv., 1.250%, 10/04/11	Malaysia	Convertible Bond	2.5%
Far EasTone Telecommunications Co., Ltd.	Taiwan	Equity	2.4%
% OF ASSETS IN TOP 10			29.6%

COUNTRY ALLOCATION
China/Hong Kong	32.9%
Singapore	14.2%
Taiwan	12.7%
South Korea	10.7%
Malaysia	6.0%
India	5.5%
Thailand	4.7%
Japan[2]	4.0%
United Kingdom[2]	3.0%
Australia[2]	2.9%
Indonesia	1.7%
Philippines	1.1%
Cash and other assets, less liabilities	0.6%

SECTOR ALLOCATION
Financials	25.6%
Telecommunication Services	22.1%
Consumer Discretionary	16.7%
Industrials	8.1%
Information Technology	8.0%
Utilities	7.0%
Health Care	5.0%
Consumer Staples	4.8%
Energy	2.1%
Cash and other assets, less liabilities	0.6%

MARKET CAP EXPOSURE[3]
Large cap (over $5 billion)	57.3%
Mid cap ($1–$5 billion)	28.4%
Small cap (under $1 billion)	13.7%
Cash and other assets, less liabilities	0.6%

BREAKDOWN BY SECURITY
Common Equities	77.8%
Convertible Bonds[4]	19.4%
Preferred Equities	2.2%
Cash and other assets, less liabilities	0.6%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
74	$17.52	$2.0 billion	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	Australia, the United Kingdom and Japan are not included in the MSCI All Country Asia ex-Japan Index.
[3]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.
[4]	Convertible bonds are not included in the MSCI All Country Asia ex-Japan Index.

14        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 12

as a means to shelter financial storms. However, despite these general concerns, we have remained fully invested throughout the recent cycle, without retreating to cash.

We remain fully invested for two reasons. First, at Matthews we strongly believe that it is often impractical to attempt to time market cycles, and thus we adopt a discipline of being fully invested over longer horizons. Second, during market volatility such as the present, it is important to return to the original investment premise: that is, it remains an exciting time to be a long-term investor in Asia’s economic evolution. This is particularly true now when the Fund has begun to identify a handful of new opportunities emerging as a result of the market’s contraction.

One such opportunity came in the form of a convertible bond issued by a smaller company called FUJI Foods. FUJI is engaged in the industrial catering business in mainland China. In its large-scale, centralized kitchens, it has the capacity to prepare 1 million meal sets per day and deliver to canteens and cafeterias in corporate parks throughout the country. Though FUJI’s business model is relatively simple, it represented the emergence of yet another new industry in China, unique to the current landscape, but comparable to businesses overseas. Efficiency, hygiene and cost pressures are forcing the market to transition away from sub-scale “mom and pop” caterers to industrial players. FUJI is the largest such caterer in the country, and yet it has less than 1% share of the national market. Despite its small size, and the substantial competition it faces in the market, FUJI enjoys profit margins vastly superior to those of comparable caterers in Europe. In order to finance its growth, the company issued a Chinese renminbi-denominated convertible bond, a relatively rare instrument in the Asian landscape, and one in which the Fund has established a small position. Convertible bonds, such as the one issued by FUJI, illustrate the Fund’s aim: to discover investments that trace the evolution of Asia’s markets, yet offer some downside protection even amidst volatility.

The Fund’s experience has been mixed amidst the market’s decline. For several years now, the Fund’s largest exposure has been to SK Telecom, South Korea’s largest and most profitable mobile phone company. Unfortunately, the position has been one of the largest detractors to performance so far this year; its shares have stumbled due to increasing regulatory burdens at home, and some misfiring investments abroad. Yet we remain convinced of the company’s strong fundamentals, particularly its strong cash flow, which in turn underwrites an attractive dividend on the company’s shares.

Meanwhile, the Fund has taken up the largest sector exposure to technology and light manufacturing it has had in several years. A number of companies in such industries have seen their valuations depressed on perceptions of a cyclical decline in growth. Yet we have added several such companies to the portfolio, having found them to be well-run, to offer strong cash flow and to have strong balance sheets. These new positions have performed marginally to the Fund’s benefit in the short-run. More importantly, however, we believe that such companies will be well positioned to trace the rise of consumer demand in Asia, whether for electronics or manufactured goods. It is this evolution that is at the heart of the Fund’s construct, and what makes us enthusiastic long-term investors in Asia, despite what are currently rocky markets.

800.789.ASIA [2742]    www.matthewsfunds.com        15

MATTHEWS ASIAN GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED)

COMMON EQUITIES: 77.8%

	SHARES	VALUE
CHINA/HONG KONG: 25.6%
CLP Holdings, Ltd.	7,370,200	$63,205,366
Hang Seng Bank, Ltd.	2,040,900	43,091,805
Television Broadcasts, Ltd.	6,280,000	36,274,032
HongKong Electric Holdings, Ltd.	5,858,000	35,052,368
PCCW, Ltd.	48,711,000	29,501,140
Hang Lung Group, Ltd.	6,586,000	29,373,756
Café de Coral Holdings, Ltd.	16,281,100	29,218,499
Next Media, Ltd.	75,042,000	28,830,651
BOC Hong Kong Holdings, Ltd.	10,562,000	27,996,978
Giordano International, Ltd.	66,675,000	27,342,381
VTech Holdings, Ltd.	4,331,300	26,134,034
Vitasoy International Holdings, Ltd.	50,051,000	23,759,488
ASM Pacific Technology, Ltd.	2,986,800	22,574,430
CITIC Pacific, Ltd.	6,095,000	22,541,322
Hong Kong & China Gas Co., Ltd.	8,553,490	20,353,595
I-CABLE Communications, Ltd.†	129,832,000	19,117,178
Hang Lung Properties, Ltd.	5,935,920	19,056,479
China-Hong Kong Photo Products Holdings, Ltd.	14,998,003	1,308,637

Total China/Hong Kong		504,732,139

SINGAPORE: 14.2%
Singapore Press Holdings, Ltd.	22,020,500	68,786,245
Ascendas REIT	23,690,000	38,480,688
Parkway Holdings, Ltd.	19,699,093	33,590,751
Fraser and Neave, Ltd.	10,006,100	33,315,669
DBS Group Holdings, Ltd.	2,382,000	33,019,382
Singapore Post, Ltd.	29,248,000	23,646,908
Cerebos Pacific, Ltd.	8,208,000	23,105,832
Parkway Life REIT	26,137,110	21,708,084
Yellow Pages (Singapore), Ltd.	6,638,000	3,366,447
Hong Leong Finance, Ltd.	157,000	400,419

Total Singapore		279,420,425

TAIWAN: 12.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	31,361,352	67,159,354
Chunghwa Telecom Co., Ltd. ADR	2,009,404	50,978,580
Far EasTone Telecommunications Co., Ltd.	29,485,611	46,871,174
President Chain Store Corp.	11,192,000	37,241,525
Cathay Financial Holding Co., Ltd.	8,973,705	19,512,553
Cyberlink Corp.	2,946,000	14,073,403
Chunghwa Telecom Co., Ltd.	2,561,960	6,625,831
Taiwan Secom Co., Ltd.	3,010,779	5,723,386
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	200,000	2,182,000

Total Taiwan		250,367,806

SOUTH KOREA: 6.8%
SK Telecom Co., Ltd.	254,760	46,395,278
Hana Financial Group, Inc.	751,889	28,931,248
KT Corp.	505,730	21,635,120
KT Corp. ADR	718,800	15,324,816
SK Telecom Co., Ltd. ADR	522,200	10,846,094
Daehan City Gas Co., Ltd.	280,300	9,057,062
G11R, Inc.	309,540	2,352,510

Total South Korea		134,542,128

THAILAND: 4.7%
Advanced Info Service Public Co., Ltd.	18,935,000	52,384,851
BEC World Public Co., Ltd.	47,386,400	34,723,099
Thai Reinsurance Public Co., Ltd.	25,672,800	4,683,837

Total Thailand		91,791,787

16        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

	SHARES	VALUE
JAPAN: 4.0%
Nippon Building Fund, Inc. REIT	2,865	$33,726,515
Trend Micro, Inc.	749,500	24,704,525
Japan Real Estate Investment Corp. REIT	1,911	20,156,519

Total Japan		78,587,559

UNITED KINGDOM: 3.0%
HSBC Holdings PLC ADR	741,600	56,880,720
HSBC Holdings PLC	196,800	3,033,441

Total United Kingdom		59,914,161

AUSTRALIA: 2.9%
AXA Asia Pacific Holdings, Ltd.	6,744,925	30,261,079
Insurance Australia Group, Ltd.	7,851,267	26,117,443

Total Australia		56,378,522

INDONESIA: 1.7%
PT Telekomunikasi Indonesia ADR	745,500	24,042,375
PT Tempo Scan Pacific	139,445,000	10,284,447

Total Indonesia		34,326,822

PHILIPPINES: 1.1%
Globe Telecom, Inc.	856,190	22,503,713

Total Philippines		22,503,713

INDIA: 1.1%
Sun Pharmaceutical Industries, Ltd.	674,811	21,972,724

Total Philippines		21,972,724

TOTAL COMMON EQUITIES		1,534,537,786
(Cost $1,244,293,766)

PREFERRED EQUITIES: 2.2%
SOUTH KOREA: 2.2%
Hyundai Motor Co., Ltd., Pfd.	566,280	14,643,539
LG Household & Health Care, Ltd., Pfd.	177,830	10,421,088
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	119,550	9,085,823
Hyundai Motor Co., Ltd., 2nd Pfd.	305,760	8,359,768

Total South Korea		42,510,218

TOTAL PREFERRED EQUITIES		42,510,218
(Cost $19,413,954)

See footnotes on page 19.

800.789.ASIA [2742]    www.matthewsfunds.com        17

MATTHEWS ASIAN GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED) (continued)

INTERNATIONAL DOLLAR BONDS: 19.4%

	FACE AMOUNT		VALUE
CHINA/HONG KONG: 7.3%
Hongkong Land CB 2005, Ltd., Cnv.
2.750%, 12/21/12	$49,200,000		$58,671,000
China Petroleum & Chemical Corp., (Sinopec), Cnv.
0.000%, 04/24/14	295,950,000	[b]	40,377,262
FU JI Food and Catering Services Holdings, Ltd., Cnv.
0.000%, 10/18/10	247,500,000	[b]	28,933,917
Brilliance China Finance, Ltd., Cnv.
0.000%, 06/07/11	14,950,000		15,376,075

Total China/Hong Kong			143,358,254

MALAYSIA: 6.0%
Rafflesia Capital, Ltd., Cnv.
1.250%,[c] 10/04/11	42,100,000		49,046,500
Cherating Capital, Ltd., Cnv.
2.000%, 07/05/12	44,900,000		45,519,620
Prime Venture Labuan, Ltd., Cnv.
1.000%, 12/12/08	11,170,000		12,552,287
YTL Power Finance Cayman, Ltd., Cnv.
0.000%, 05/09/10	9,400,000		11,233,000

Total Malaysia			118,351,407

INDIA: 4.4%
Ranbaxy Laboratories, Ltd., Cnv.
0.000%, 03/18/11	29,326,000		33,175,038
Tata Motors, Ltd., Cnv.
1.000%, 04/27/11	27,349,000		27,827,608
Reliance Communications, Ltd., Cnv.
0.000%, 05/10/11	22,290,000		25,744,950

Total India			86,747,596

SOUTH KOREA: 1.7%
SK Telecom Co., Ltd., Cnv.
0.000%, 05/27/09	29,430,000		32,991,030

Total South Korea			32,991,030

TOTAL INTERNATIONAL DOLLAR BONDS			381,448,287
(Cost $376,384,411)

18        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

VALUE
TOTAL INVESTMENTS: 99.4%	$1,958,496,291
(Cost $1,640,092,131d)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.6%	12,043,622

NET ASSETS: 100.0%	$1,970,539,913

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).
b	Face amount reflects principal in local currency.
c	Variable rate security. The rate represents the rate in effect at June 30, 2008.
d	Cost of investments is $1,640,092,131 and net unrealized appreciation consists of:

Gross unrealized appreciation	$368,515,768
Gross unrealized depreciation	(50,111,608)

Net unrealized appreciation	$318,404,160

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)
ADR	American Depositary Receipt
Cnv.	Convertible
Pfd.	Preferred
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com        19

MATTHEWS ASIA PACIFIC FUND

FUND OBJECTIVE AND STRATEGY	SYMBOL: MPACX

Objective: Long-term capital appreciation.

Strategy: Under normal market conditions, the Matthews Asia Pacific Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Asia Pacific region. The Asia Pacific region includes Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The Fund may also invest in the convertible securities, of any duration or quality, of Asia Pacific companies.

PORTFOLIO MANAGERS

Lead Manager: Taizo Ishida	Co-Manager: Sharat Shroff, CFA

PORTFOLIO MANAGER COMMENTARY

The Matthews Asia Pacific Fund declined –15.38% during the first half of 2008, compared with its benchmark, the MSCI All Country Asia Pacific Index, which fell –12.18%.

The Asia Pacific markets continued through tough times in the second quarter of 2008 as prices for food and energy jumped to record levels. Ongoing problems related to U.S. financial institutions also continued to be a drag on market sentiment. While the second quarter marked declines throughout the region, these varied widely by country and, in some cases, even among different exchanges within the same country: the domestic Chinese A share market declined another 26% in the second quarter after falling 29% in the first quarter. The MSCI China Index, however, was down just under 5% in the second quarter. The India portion of the MSCI All Country Asia Pacific Index declined 41%, while Japan was down only 5%.

We have, however, seen encouraging signs in recently passed legislation that, we believe, should help Chinese manufacturers reduce inefficiencies in the years to come. A new Chinese labor law that raises the minimum wage by an annual double-digit percentage increase, coupled with annual appreciation of China’s currency against the U.S. dollar, should prompt factories to shift manufacturing methods so they are more capital-intensive and less labor-intensive.

In addition, new regulations to battle pollution should help produce better conditions. Improved factory automation is something that has been emerging in China and some Japanese companies are big beneficiaries of this. Two of the portfolio’s holdings, FANUC and Keyence, both Japanese, are good examples of this trend in Chinese factories. FANUC is a leading supplier of industrial robots to Chinese companies and Keyence offers Chinese firms automation technology mainly through its advanced sensors.

continued on page 23

20        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF JUNE 30, 2008
Fund Inception: 10/31/03	3 MO	YTD	Average Annual Total Returns
			1 YR	3 YRS	SINCE INCEPTION
Matthews Asia Pacific Fund	–7.05%	–15.38%	–12.01%	9.32%	11.59%
MSCI All Country Asia Pacific Index[1]	–1.37%	–12.18%	–8.43%	13.75%	13.50%
Lipper Pacific Region Funds Category Average[2]	–1.62%	–12.69%	–9.85%	15.14%	14.23%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

FISCAL YEAR 2007 RATIOS
Gross Operating Expense:[3] 1.20%	Portfolio Turnover:[4]	40.49%

[1]

The MSCI All Country Asia Pacific Index is a free float–adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PNC.

[2]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to the Advisor. Matthews Asian Funds do not charge 12b-1 fees.

[4]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com        21

MATTHEWS ASIA PACIFIC FUND

TOP TEN HOLDINGS[1]
	COUNTRY	% OF NET ASSETS
Nintendo Co., Ltd.	Japan	2.9%
Funai Zaisan Consultants Co., Ltd.	Japan	2.6%
Unicharm Petcare Corp.	Japan	2.4%
Benesse Corp.	Japan	2.2%
Sony Corp.	Japan	2.1%
China Mobile, Ltd.	China/Hong Kong	2.1%
The Sumitomo Trust & Banking Co., Ltd.	Japan	2.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.0%
Ichiyoshi Securities Co., Ltd.	Japan	1.9%
Sekisui House, Ltd.	Japan	1.9%
% OF ASSETS IN TOP 10		22.1%

COUNTRY ALLOCATION
Japan	47.0%
China/Hong Kong	21.2%
South Korea	8.2%
India	6.8%
Thailand	4.1%
Taiwan	3.7%
Australia	3.5%
Singapore	3.2%
Indonesia	2.1%
Cash and other assets, less liabilities	0.2%

SECTOR ALLOCATION
Financials	32.6%
Information Technology	20.7%
Consumer Discretionary	16.8%
Consumer Staples	9.7%
Industrials	7.0%
Health Care	6.6%
Telecommunication Services	4.3%
Materials	2.1%
Cash and other assets, less liabilities	0.2%

MARKET CAP EXPOSURE[2]
Large cap (over $5 billion)	58.2%
Mid cap ($1–$5 billion)	23.4%
Small cap (under $1 billion)	18.2%
Cash and other assets, less liabilities	0.2%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
77	$14.63	$369.3 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

22        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 20

One of the Fund’s new holdings serves as another example of efficient manufacturing: China’s Tingyi is one of the country’s best food and beverage companies, and the country’s top instant noodle maker with dominant market share. What is so attractive about this company is its efficient manufacturing technologies, which are competitive with those of its Japanese and Korean peers. The company possesses a rare combination of both impressive factory automation and efforts to make daily improvements, which is the basic driving force behind the industry’s consolidation. These improvements are reminiscent of Toyota’s “kaizen,” a Japanese philosophy of bettering standardized activities and processes through daily activities to eliminate waste.

The Fund has traditionally avoided commodity companies where we believe forward earnings are unpredictable due to the cyclical nature of these firms. Because of this, we have typically underweighted Australia due to its large commodities and energy sectors. This hurt performance in the first half of 2008 as commodities prices rose. Our overweight in Korean stocks also hurt the Fund as Korea has faced a rapid depreciation of its currency against the U.S. dollar, which has pushed up import costs. From a valuation standpoint, China and India now appear more attractive, and the Fund has a growing list of new investment opportunities in solid companies with attractive long-term growth prospects. We also retain conviction in our current holdings.

The Fund attempts to capture the growth prospects for the entire Asia Pacific region, in which Japan is becoming more and more relevant. Japan’s domestic growth potential may not be as high as that of Asia-ex Japan, but it is our belief that more Japanese companies will benefit from growth in the region. It is important to note that we have been witnessing more regional cooperation, both economically and politically, over the last six months than we have at any time in the last decade. Looking ahead, one of the key questions facing investors is the ability of the region to withstand a global slowdown. In that context, it is encouraging to see these signs of greater integration within the Asia Pacific region, despite the current downturn in Asian equity markets.

800.789.ASIA [2742]    www.matthewsfunds.com        23

MATTHEWS ASIA PACIFIC FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED)

COMMON EQUITIES: 99.8%

	SHARES	VALUE
JAPAN: 47.0%
Nintendo Co., Ltd.	18,800	$10,605,264
Funai Zaisan Consultants Co., Ltd.†	7,081	9,469,341
Unicharm Petcare Corp.	299,100	8,929,199
Benesse Corp.	203,900	8,257,004
Sony Corp. ADR	180,100	7,877,574
The Sumitomo Trust & Banking Co., Ltd.	1,078,000	7,532,853
Ichiyoshi Securities Co., Ltd.	764,900	7,008,972
Sekisui House, Ltd.	738,000	6,887,583
Yahoo! Japan Corp.	17,612	6,783,734
Pigeon Corp.	334,300	6,721,576
Daibiru Corp.	598,700	6,647,524
Nomura Research Institute, Ltd.	282,800	6,631,558
Sysmex Corp.	159,800	6,290,568
GCA Savvian Group Corp.	1,776	6,171,719
ORIX Corp.	37,950	5,428,832
Nidec Corp.	79,500	5,293,262
Nitto Denko Corp.	137,700	5,290,917
Takeda Pharmaceutical Co., Ltd.	95,600	4,861,704
Sumitomo Realty & Development Co., Ltd.	234,000	4,649,809
Hoya Corp.	189,400	4,378,933
Toyota Motor Corp. ADR	45,600	4,286,400
Canon, Inc. ADR	82,650	4,232,507
NGK Insulators, Ltd.	216,000	4,200,593
Monex Group, Inc.	6,094	4,143,587
Takeuchi Manufacturing Co., Ltd.	154,500	3,790,295
Mitsubishi Estate Co., Ltd.	162,000	3,707,303
Fanuc, Ltd.	36,800	3,593,879
Keyence Corp.	14,600	3,477,271
Honda Motor Co., Ltd. ADR	81,200	2,763,236
Toray Industries, Inc.	459,000	2,459,585
Mori Trust Sogo REIT, Inc.	135	1,271,366

Total Japan		173,643,948

CHINA/HONG KONG: 21.2%
China Mobile, Ltd. ADR	117,400	7,859,930
Hang Lung Group, Ltd.	1,379,000	6,150,381
Lenovo Group, Ltd.	8,928,000	6,073,731
Pico Far East Holdings, Ltd.	37,582,000	5,720,952
China Life Insurance Co., Ltd. H Shares	1,528,000	5,323,453
China Merchants Bank Co., Ltd. H Shares	1,625,000	5,117,621
Dairy Farm International Holdings, Ltd.	1,041,300	5,039,892
China Vanke Co., Ltd. B Shares	3,693,722	4,725,877
Shangri-La Asia, Ltd.	1,988,000	4,657,993
Ping An Insurance (Group) Co. of China, Ltd. H Shares	574,000	4,277,996
NetEase.com, Inc. ADR[b]	194,800	4,244,692
Kingdee International Software Group Co., Ltd.	19,448,000	4,002,119
Ctrip.com International, Ltd. ADR	73,900	3,383,142
China Merchants Holdings International Co., Ltd.	848,000	3,282,010
Tingyi (Cayman Islands) Holding Corp.	2,378,000	2,940,899
China Yurun Food Group, Ltd.	1,254,000	2,062,870
Dongfeng Motor Group Co., Ltd. H Shares	5,012,000	2,007,841
Television Broadcasts, Ltd.	231,000	1,334,284

Total China/Hong Kong		78,205,683

SOUTH KOREA: 8.2%
Hanmi Pharmaceutical Co., Ltd.	46,114	6,788,926
Shinhan Financial Group Co., Ltd.	113,517	5,132,980
Amorepacific Corp.	8,254	5,113,134
Hyundai Department Store Co., Ltd.	45,970	3,722,249
Kiwoom Securities Co., Ltd.	100,715	3,610,547
NHN Corp.[b]	20,470	3,571,316
CDNetworks Co., Ltd.[b]	107,409	1,185,961
Modetour Network, Inc.	49,754	1,117,747

Total South Korea		30,242,860

24        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

	SHARES	VALUE
INDIA: 6.8%
Sun Pharmaceutical Industries, Ltd.	201,218	$6,551,920
HDFC Bank, Ltd.	221,500	5,186,266
Dabur India, Ltd.	2,788,605	5,123,515
Infosys Technologies, Ltd.	90,990	3,673,014
Bharti Airtel, Ltd.[b]	205,528	3,445,371
Financial Technologies (India), Ltd.	30,015	1,172,800

Total India		25,152,886

THAILAND: 4.1%
Land & Houses Public Co., Ltd.	22,417,300	4,961,508
Advanced Info Service Public Co., Ltd.	1,658,600	4,588,620
Major Cineplex Group Public Co., Ltd.	7,285,400	3,181,302
Siam Commercial Bank Public Co., Ltd.	1,014,400	2,351,309

Total Thailand		15,082,739

TAIWAN: 3.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	3,393,029	7,266,065
Taiwan Secom Co., Ltd.	3,348,160	6,364,736

Total Taiwan		13,630,801

AUSTRALIA: 3.5%
AXA Asia Pacific Holdings, Ltd.	1,424,589	6,391,413
Computershare, Ltd.	437,302	3,861,024
Tabcorp Holdings, Ltd.	297,625	2,798,980

Total Australia		13,051,417

SINGAPORE: 3.2%
Hyflux, Ltd.	2,130,812	4,682,759
DBS Group Holdings, Ltd.	269,700	3,738,592
Keppel Land, Ltd.	951,000	3,466,951

Total Singapore		11,888,302

INDONESIA: 2.1%
Bank Rakyat Indonesia	6,988,500	3,865,656
PT Astra International	1,827,000	3,814,507

Total Indonesia		7,680,163

TOTAL INVESTMENTS: 99.8%		368,578,799
(Cost $361,846,264c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.2%		753,756

NET ASSETS: 100.0%		$369,332,555

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).
b	Non–income producing security
c	Cost of investments is $361,846,264 and net unrealized appreciation consists of:

Gross unrealized appreciation	$54,610,733
Gross unrealized depreciation	(47,878,198)

Net unrealized appreciation	$6,732,535

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)
ADR	American Depositary Receipt

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com        25

MATTHEWS PACIFIC TIGER FUND (CLOSED TO MOST NEW INVESTORS)

FUND OBJECTIVE AND STRATEGY	SYMBOL: MAPTX

Objective: Long-term capital appreciation.

Strategy: Under normal market conditions, the Matthews Pacific Tiger Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in the Pacific Tiger countries of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

PORTFOLIO MANAGERS

Lead Managers: Richard H. Gao and Sharat Shroff, CFA	Co-Manager: Mark W. Headley

PORTFOLIO MANAGER COMMENTARY

For the six months ending June 30, 2008, the Matthews Pacific Tiger Fund declined –19.20%, while its primary benchmark, the MSCI All Country Asia ex-Japan Index, fell –21.10%. During the same period, the MSCI All Country Far East ex-Japan Index was down –18.21%.

Various stocks from across the region helped the Fund’s relative performance, but were unable to offset broader weakness in the markets. Asia ex-Japan equities ended the first half of the year with one of the worst performances in recent history. The economic environment across large parts of the region worsened in the second quarter, and any partial attempts at a recovery in the markets in April proved to be short-lived.

Inflationary levels have increased across the region to multi-year highs, led by rising food and fuel costs, which account for almost half of the consumer’s basket. Meanwhile, pricing pressures may become more systemic. With the exception of Taiwan and Korea, wages are also starting to rise in the region, threatening the longer-term viability of many export-oriented businesses, particularly as currencies appreciate. To mitigate this affect, we have consciously avoided business models that rely solely on a weaker currency to arbitrage labor costs. Where the Fund does have exposure to export-oriented companies, the investment is predicated on the ability of management teams to generate sustainable sources of competitive advantage. A case in point is Sun Pharmaceuticals. The Indian company has managed to carve out a niche within the generic pharmaceuticals sector in domestic and overseas markets such as the U.S. Compared to some of its peers in India, Sun’s focus on specialty therapy areas including psychiatry, neurology and cardiology have allowed it to maintain healthy operating margins in excess of 35%. One reason behind its success has been its continued investment in research and development, regularly exceeding 10% of sales.

Beyond the near-term imperatives of inflation, the structural challenge for policy makers in the region is to continue to liberalize currency regimes, and rebalance growth by stimulating domestic consumption. Rising domestic continued on page 29

26        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF JUNE 30, 2008
Fund Inception: 9/12/94	3 MO	YTD	Average Annual Total Returns
			1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Pacific Tiger Fund	–8.20%	–19.20%	–6.79%	17.73%	23.54%	20.13%	8.93%
MSCI All Country Asia ex-Japan Index[1]	–7.88%	–21.10%	–5.48%	19.89%	23.53%	13.85%	3.70%[2]
MSCI All Country Far East ex-Japan Index[3]	–6.40%	–18.21%	–4.50%	19.52%	22.81%	13.64%	3.40%[2]
Lipper Pacific ex-Japan Funds Category Average[4]	–6.40%	–19.67%	–5.93%	19.41%	22.62%	14.78%	5.72%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

FISCAL YEAR 2007 RATIOS
Gross Operating Expense:[5] 1.10%	Portfolio Turnover:	[6]	24.09%

[1]

The MSCI All Country Asia ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock of markets of China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, and Thailand. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PNC.

[2]	Calculated from 8/31/94.
[3]

The MSCI All Country Far East ex-Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. The Fund invests in countries that are not included in the MSCI All Country Far East ex-Japan Index. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PNC.

[4]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[5]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to the Advisor. Matthews Asian Funds do not charge 12b-1 fees.

[6]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com        27

MATTHEWS PACIFIC TIGER FUND (CLOSED TO MOST NEW INVESTORS)

TOP TEN HOLDINGS[1]
	COUNTRY	% OF NET ASSETS
Lenovo Group, Ltd.	China/Hong Kong	3.0%
Sun Pharmaceutical Industries, Ltd.	India	2.7%
Hang Lung Group, Ltd.	China/Hong Kong	2.7%
President Chain Store Corp.	Taiwan	2.6%
Amorepacific Corp.	South Korea	2.6%
Swire Pacific, Ltd.	China/Hong Kong	2.6%
Advanced Info Service Public Co., Ltd.	Thailand	2.5%
DBS Group Holdings, Ltd.	Singapore	2.3%
Hanmi Pharmaceutical Co., Ltd.	South Korea	2.3%
Tencent Holdings, Ltd.	China/Hong Kong	2.2%
% OF ASSETS IN TOP 10		25.5%

COUNTRY ALLOCATION
China/Hong Kong	34.8%
South Korea	16.7%
India	15.2%
Singapore	9.4%
Thailand	6.6%
Taiwan	5.1%
Indonesia	4.9%
Malaysia	3.9%
Philippines	0.4%
Cash and other assets, less liabilities	3.0%

SECTOR ALLOCATION
Financials	27.8%
Consumer Discretionary	15.7%
Information Technology	14.2%
Health Care	12.2%
Consumer Staples	9.6%
Industrials	9.6%
Telecommunication Services	7.0%
Utilities	0.9%
Cash and other assets, less liabilities	3.0%

MARKET CAP EXPOSURE[2]
Large cap (over $5 billion)	48.7%
Mid cap ($1–$5 billion)	40.6%
Small cap (under $1 billion)	7.7%
Cash and other assets, less liabilities	3.0%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
71	$22.51	$2.8 billion	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

28        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 26

consumption would alleviate the dependence on exports, and provide greater flexibility to currencies. Consumers in Asia have been resilient so far, although there are signs of moderating demand. Higher interest rates are crimping the ability to spend, particularly on big-ticket items. But Asian households are still sitting on trillions of dollars of savings that can help buffer rising cost pressures, although that is unlikely to happen immediately.

In the long term, the next big story to unfold will be China’s gradual shift from being a producer to becoming a consumer. Our strategy has been to focus on the creation of newer markets that are aided by an environment of liberalization and deregulation. One good example of such an approach is Dongfeng Motors, one of the largest auto manufacturing companies in China. The availability of auto financing has gained momentum in China only in the last few years. That, combined with rising household wealth, has translated into growing demand for automobiles. In the near term, rising interest rates, surging commodity costs and costlier gasoline have created an overhang for Dongfeng. We believe the company has been proactive in rolling out new models, and has demonstrated the ability to grow consistently at 20% over the past several years. It is well placed to benefit from rising consumption in China.

Even though it has been painful, the Fund remains consistent with its discipline of staying fully invested through these volatile markets. Our approach to risk mitigation stems from focused security selection instead of trying to build cash levels in anticipation of the next trough in the market. Asian equities have been correcting since early November, with India peaking in the first week of January. What began as a healthy adjustment to investor expectations has appeared more indiscriminate in recent weeks. We continue to believe that Asian lifestyles have improved significantly in the last decade, and will continue to improve in the coming years. Some of the recent additions to the portfolio, particularly in the media and tourism sectors, are likely to benefit from this trend. We have also raised stakes in some of our holdings that offer wealth management sendees in the region.

Asia is currently in an unusual position. On the one hand, the world sees it as one of the few engines of growth globally. In fact, on the basis of purchasing power parity, Asia accounts for more than 40% of global GDP growth. Yet, there are considerable uncertainties that may cause some pain for companies and consumers. Political shifts in countries such as Thailand and Malaysia add another layer of uncertainty. However, we remain enthused by the flexibility of Asian economies to evolve. During the Asian crisis, many pundits predicted a lost decade for Asia, but the region was able to turnaround in less than 18 months and resume growth. Even as many parts of the Western world are experiencing some devastation to wealth, there is a secular trend toward wealth creation in Asia, and we believe our portfolios are positioned to participate in that.

800.789.ASIA [2742]    www.matthewsfunds.com        29

MATTHEWS PACIFIC TIGER FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED)

COMMON EQUITIES: 97.0%

	SHARES	VALUE
CHINA/HONG KONG: 34.8%
Lenovo Group, Ltd.	123,704,000	$84,156,003
Hang Lung Group, Ltd.	17,068,000	76,123,788
Swire Pacific, Ltd. A Shares	7,187,500	73,570,125
Tencent Holdings, Ltd.	8,190,600	63,524,763
NWS Holdings, Ltd.	22,086,636	57,676,209
Dairy Farm International Holdings, Ltd.	10,937,300	52,936,532
Ping An Insurance (Group) Co. of China, Ltd. H Shares	6,858,000	51,112,362
Television Broadcasts, Ltd.	8,590,700	49,620,912
Shangri-La Asia, Ltd.	19,268,000	45,145,985
China Vanke Co., Ltd. B Shares	31,972,360	40,906,558
China Mobile, Ltd. ADR	610,550	40,876,323
NetEase.com, Inc. ADR[b]	1,825,100	39,768,929
China Merchants Bank Co., Ltd. H Shares	11,084,500	34,908,475
Dongfeng Motor Group Co., Ltd. H Shares	78,810,000	31,571,818
China Resources Enterprise, Ltd.	10,250,000	29,301,953
Focus Media Holding, Ltd. ADR[b]	973,913	26,996,868
Ctrip.com International, Ltd. ADR	587,475	26,894,606
Travelsky Technology, Ltd. H Shares†	40,812,000	26,836,403
Towngas China Co., Ltd.[b]	51,937,000	24,909,238
Dickson Concepts International, Ltd.†	32,547,900	22,671,509
Dah Sing Financial H oldings, Ltd.	2,568,800	20,753,456
Integrated Distribution Services Group, Ltd.	10,491,000	20,590,347
Glorious Sun Enterprises, Ltd.	41,262,000	20,335,756
China Yurun Food Group, Ltd.	8,885,000	14,616,106
Dynasty Fine Wines Group, Ltd.	34,175,000	6,004,724
New Oriental Education & Technology Group, Inc. ADR[b]	90,000	5,257,800

Total China/Hong Kong		987,067,548

SOUTH KOREA: 16.7%
Amorepacific Corp.	120,429	74,602,550
Hanmi Pharmaceutical Co., Ltd.†	435,636	64,134,548
NHN Corp.[b]	335,268	58,492,816
Hana Financial Group, Inc.	1,445,743	55,629,421
S1 Corp.	907,944	54,508,755
MegaStudy Co., Ltd.	156,037	49,404,383
Yuhan Corp.	218,497	45,744,318
Samsung Securities Co., Ltd.	514,989	32,148,350
Hyundai Development Co.	541,382	27,430,090
ON*Media Corp.[b]	3,798,200	13,271,279

Total South Korea		475,366,510

INDIA: 15.2%
Sun Pharmaceutical Industries, Ltd.	2,341,856	76,253,879
Infosys Technologies, Ltd.	1,513,401	61,091,804
Cipla, Ltd.	11,729,421	57,536,184
Dabur India, Ltd.	27,630,888	50,766,338
HDFC Bank, Ltd.	2,152,568	50,400,860
Bharti Airtel, Ltd.[b]	2,732,503	45,806,340
Titan Industries, Ltd.	1,406,895	32,449,326
Sintex Industries, Ltd.[b]	2,719,170	19,525,568
Bank of Baroda	3,993,505	18,879,231
Kotak Mahindra Bank, Ltd.	1,119,670	12,009,941
Sun TV Network, Ltd.	950,000	6,268,565
Sun Pharma Advanced Research Co., Ltd.[b]	737,126	1,375,740

Total India		432,363,776

SINGAPORE: 9.4%
DBS Group Holdings, Ltd.	4,695,750	65,092,679
Hyflux, Ltd.	24,508,187	53,860,188
Parkway Holdings, Ltd.	28,144,540	47,991,866
Fraser and Neave, Ltd.	12,713,750	42,330,886
Keppel Land, Ltd.	11,182,000	40,764,926
Tat Hong Holdings, Ltd.	11,947,000	16,683,915

Total Singapore		266,724,460

30        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

	SHARES	VALUE
THAILAND: 6.6%
Advanced Info Service Public Co., Ltd.	25,188,500	$69,685,547
Bank of Ayudhya Public Co., Ltd., NVDR[b]	60,278,900	39,663,101
Land & Houses Public Co., Ltd.	154,102,800	34,106,796
Bangkok Bank Public Co., Ltd.	6,440,000	23,113,504
Amata Corp. Public Co., Ltd. †	58,667,900	21,933,565

Total Thailand		188,502,513

TAIWAN: 5.1%
President Chain Store Corp.	22,545,000	75,018,779
Taiwan Semiconductor Manufacturing Co., Ltd.	24,259,053	51,950,003
Hon Hai Precision Industry Co., Ltd.	3,393,000	16,711,808

Total Taiwan		143,680,590

INDONESIA: 4.9%
PT Bank Central Asia	137,025,000	36,782,741
PT Telekomunikasi Indonesia	44,860,500	35,518,617
PT Kalbe Farma[b]	348,388,000	32,118,200
PT Astra International	13,017,230	27,178,056
PT Telekomunikasi Indonesia ADR	259,500	8,368,875

Total Indonesia		139,966,489

MALAYSIA: 3.9%
Public Bank BHD	15,777,900	50,218,871
Resorts World BHD	49,121,200	39,086,494
Top Glove Corp. BHD †	15,609,880	20,255,820

Total Malaysia		109,561,185

PHILIPPINES: 0.4%
SM Prime Holdings, Inc.	68,769,117	10,722,437

Total Philippines		10,722,437

TOTAL INVESTMENTS: 97.0%		$2,753,955,508
(Cost $2,282,421,218c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 3.0%		85,806,318

NET ASSETS: 100.0%		$2,839,761,826

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).
b	Non–income producing security
c	Cost of investments is $2,282,421,218 and net unrealized appreciation consists of:

Gross unrealized appreciation	$681,131,209
Gross unrealized depreciation	(209,596,919)

Net unrealized appreciation	$471,534,290

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)
ADR	American Depositary Receipt
NVDR	Non-voting Depositary Receipt

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com        31

MATTHEWS ASIAN TECHNOLOGY FUND

FUND OBJECTIVE AND STRATEGY	SYMBOL: MATFX

Objective: Long-term capital appreciation.

Strategy: Under normal market conditions, the Matthews Asian Technology Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive greater than 50% of their revenues from the sale of products or services in technology-related industries and services. Asia includes China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

Matthews considers technology-related industries and businesses to include, but not be limited to, the following: telecommunications, telecommunications equipment, computers, semiconductors, semiconductor capital equipment, networking, Internet and online service companies, media, office automation, server hardware producers, software companies (e.g., design, consumer and industrial), biotechnology and medical device technology companies, pharmaceuticals and companies involved in the distribution and servicing of these products.

PORTFOLIO MANAGERS

Lead Manager: J. Michael Oh	Co-Managers: Mark W. Headley and Lydia So

PORTFOLIO MANAGER COMMENTARY

For the six months ending June 30, 2008, the Matthews Asian Technology Fund lost –22.04%, underperforming its benchmark, the MSCI/Matthews Asian Technology Index, which declined –11.27%.

The Fund continued to look for long-term opportunities in a broad range of technology industries that we believe are poised to benefit from increasing demand from Asian consumers and overall growth in the Asia Pacific region. During the first half of 2008, the Asian technology sector corrected due to a worsening macroeconomic environment that stemmed from worries over the U.S. credit crisis, high oil prices and increasing fears of a recession in the U.S. market. This period was, likewise, a challenging one for the Fund.

On a sector basis, the software and services segment experienced the most significant decline, making it the worst performer for the Fund. Over the years, the Fund has benefited from its software and services holdings, and the segment’s growth outlook in the region still remains solid. Demand for various Internet services such as keyword search, casual and massively multiplayer online role-playing games (MMORPG), multimedia content and social networking sites also remains strong. Despite short-term volatility in share prices, we believe that the long-term growth potential of the Asian Internet sector remains attractive. The Fund added to core holdings in the sector where we saw good long-term investment opportunities. In this same period, the Fund also benefited from some exposure to pharmaceutical companies in India, which can be defensive and outperform during volatile market environments.

The technology hardware and equipment sector was also hit by the difficult global macro environment during the period. The U.S. remains one of the most important markets for Asian technology equipment, and a slowdown in consumer demand in the U.S. remains a key concern for the sector. In response, we have continued on page 35

32        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF JUNE 30, 2008
Fund Inception: 12/27/99	3 MO	YTD	Average Annual Total Returns
			1 YR	3 YRS	5 YRS	SINCE INCEPTION
Matthews Asian Technology Fund	–6.94%	–22.04%	–13.48%	11.78%	17.25%	–2.49%
MSCI/Matthews Asian Technology Index[1]	–2.32%	–11.27%	–7.50%	10.66%	12.13%	–6.86%[2]
Lipper Global Science & Technology Funds Category Avg[3]	1.87%	–15.08%	–10.36%	6.88%	8.37%	–7.84%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

FISCAL YEAR 2007 RATIOS
Gross Operating Expense:[4] 1.25%	Portfolio Turnover:	[5]	33.21%

[1]

The MSCI/Matthews Asian Technology Index is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services. It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PNC.

[2]	Calculated from 12/31/99.
[3]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[4]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to the Advisor. Matthews Asian Funds do not charge 12b-1 fees.

[5]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com        33

MATTHEWS ASIAN TECHNOLOGY FUND

TOP TEN HOLDINGS[1]
	COUNTRY	% OF NET ASSETS
Nintendo Co., Ltd.	Japan	4.4%
Baidu.com, Inc.	China/Hong Kong	4.4%
Tencent Holdings, Ltd.	China/Hong Kong	4.2%
NHN Corp.	South Korea	4.2%
Samsung Electronics Co., Ltd.	South Korea	4.1%
China Mobile, Ltd.	China/Hong Kong	3.8%
Sony Corp.	Japan	2.9%
New Oriental Education & Technology Group, Inc.	China/Hong Kong	2.9%
Sina Corp.	China/Hong Kong	2.8%
Bharti Airtel, Ltd.	India	2.7%
% OF ASSETS IN TOP 10		36.4%

COUNTRY ALLOCATION
China/Hong Kong	31.5%
Japan	23.2%
South Korea	16.6%
India	13.6%
Taiwan	11.1%
Thailand	1.8%
Indonesia	1.6%
Malaysia	1.0%
Liabilities in excess of cash and other assets	–0.4%

SECTOR ALLOCATION
Information Technology	58.8%
Consumer Discretionary	17.2%
Telecommunication Services	11.5%
Health Care	5.1%
Industrials	4.0%
Materials	3.8%
Liabilities in excess of cash and other assets	–0.4%

MARKET CAP EXPOSURE[2]
Large cap (over $5 billion)	62.0%
Mid cap ($1–$5 billion)	23.6%
Small cap (under $1 billion)	14.8%
Liabilities in excess of cash and other assets	–0.4%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
52	$7.64	$178.4 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

34        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2008 UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 32

increased our focus on specialized components and manufacturers of specialty materials that may have less cyclical margin structures than other technology hardware manufacturers.

During the first half of 2008, the Fund’s Chinese and Indian technology holdings saw the biggest corrections. After strongly outperforming last year, these stocks had high valuations relative to other technology stocks in the region. Small-cap holdings in South Korea also underperformed the broader technology universe, hurt by a weak macro environment. These Korean small-cap firms were also impacted by the rapid depreciation of the Korean currency, the won. The Fund’s overweight exposure to China, India and South Korea as well as its underweight in Japan and Taiwan hurt its performance relative to its benchmark during the period.

On a company basis, the Fund’s performance was helped most by China’s Tencent Holdings, which provides value-added services for the Internet as well as online advertising. Despite the overall weakness of the Internet sector, Shenzhen-based Tencent held up relatively better than specialized service providers due to its diverse exposure to various Internet services such as casual games, community-based portals, instant messenger services and other value-added Internet services. Kingdee International Software was the second-largest contributor to the Fund. Kingdee provides enterprise management and accounting solutions to small- to medium-sized companies in China.

The Fund’s worst performers were Mixi, Inc. in Japan and NHN in Korea. Mixi, Inc. is a social networking site in Japan that was hurt by slower-than-expected profit growth. Mixi, Inc. operates one of the largest social networking sites in Japan and is popular among Japanese youth. The company continues to see its core asset—membership—grow, and we believe that its management should be able to find more ways to monetize its user base in the future. NHN, Korea’s largest Internet company providing search, casual games, e-commerce and news, was hurt by increasing regulatory risks involving its media business and slower-than-expected growth in the search business. We view these issues as short-term in nature and expect NHN to continue its growth in various Internet services, and believe it should maintain its dominant position in Korea.

Overall returns were strongest in Hong Kong and Thailand while China was the Fund’s worst-performing country. We took advantage of the short-term volatility in Chinese and Indian technology companies, to increase the portfolio’s weightings in some key holdings where we have seen good, long-term investment opportunities. We also have added to leading consumer services companies in Korea and China. The Fund has continued to maintain its overweight positions in China, India and Korea as well as its underweight positions in Japan and Taiwan.

Over the next six months, high energy prices, high inflation and a dampened U.S. consumer spending trend will remain key concerns for Asian technology industries. Despite short-term volatility in the technology sector and the overall equity market, we continue to look for long-term opportunities, and we believe the Fund is well positioned to capture growth from the increasing wealth of Asian consumers, and the rise of Asia’s leading global technology companies.

800.789.ASIA [2742]    www.matthewsfunds.com        35

MATTHEWS ASIAN TECHNOLOGY FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED)

COMMON EQUITIES: 100.4%

	SHARES	VALUE
CHINA/HONG KONG: 31.5%
Baidu.com, Inc. ADR[b]	24,800	$7,761,408
Tencent Holdings, Ltd.	973,000	7,546,406
China Mobile, Ltd. ADR	101,500	6,795,425
New Oriental Education & Technology Group, Inc. ADR[b]	88,500	5,170,170
Sina Corp.[b]	119,400	5,080,470
Ctrip.com International, Ltd. ADR	102,000	4,669,560
Perfect World Co., Ltd. ADR[b]	160,324	4,006,497
Mindray Medical International, Ltd. ADR	85,000	3,172,200
China Communications Services Corp., Ltd. H Shares	3,892,000	2,838,952
Kingdee International Software Group Co., Ltd.	13,080,000	2,691,676
Focus Media Holding, Ltd. ADR[b]	96,700	2,680,524
The9, Ltd. ADR[b]	85,860	1,938,719
Lenovo Group, Ltd.	2,748,000	1,869,468

Total China/Hong Kong		56,221,475

JAPAN: 23.2%
Nintendo Co., Ltd.	13,885	7,832,665
Sony Corp.	120,200	5,252,418
Nikon Corp.	129,000	3,766,068
Yahoo! Japan Corp.	9,361	3,605,640
Nidec Corp.	43,300	2,882,997
Sumco Corp.	129,400	2,863,775
Nomura Research Institute, Ltd.	113,000	2,649,809
Toray Industries, Inc.	454,000	2,432,792
Mixi, Inc.[b]	370	2,327,636
Nitto Denko Corp.	58,500	2,247,775
Ibiden Co., Ltd.	53,700	1,952,084
Keyence Corp.	7,600	1,810,086
Fanuc, Ltd.	18,500	1,806,705

Total Japan		41,430,450

SOUTH KOREA: 16.6%
NHN Corp.[b]	42,447	7,405,552
Samsung Electronics Co., Ltd.	12,337	7,371,182
JVM Co., Ltd.	113,775	4,236,448
LG Electronics, Inc.	29,189	3,306,626
SSCP Co., Ltd.[b]	134,644	2,078,773
CDNetworks Co., Ltd.[b]	138,265	1,526,658
ON*Media Corp.[b]	431,150	1,506,480
SFA Engineering Corp.	17,513	1,113,345
MegaStudy Co., Ltd.	3,138	993,553

Total South Korea		29,538,617

INDIA: 13.6%
Bharti Airtel, Ltd.[b]	289,743	4,857,110
Glenmark Pharmaceuticals, Ltd.	251,680	3,724,455
Rolta India, Ltd.	584,443	3,341,615
Infosys Technologies, Ltd.	81,427	3,286,982
Tata Consultancy Services, Ltd.	150,408	3,000,120
Info Edge (India), Ltd.	106,177	2,350,577
Sun Pharmaceutical Industries, Ltd.	68,365	2,226,053
Television Eighteen India, Ltd.	281,976	1,434,620

Total India		24,221,532

TAIWAN: 11.1%
MediaTek, Inc.	394,970	4,554,393
Hon Hai Precision Industry Co., Ltd.	885,261	4,360,245
Taiwan Semiconductor Manufacturing Co., Ltd.	1,769,930	3,790,250
Synnex Technology International Corp.	1,710,000	3,521,069
InnoLux Display Corp.	1,058,258	1,900,144
Epistar Corp.	904,643	1,633,263

Total Taiwan		19,759,364

THAILAND: 1.8%
Advanced Info Service Public Co., Ltd.	1,131,100	3,129,258

Total Thailand		3,129,258

36        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

	SHARES	VALUE
INDONESIA: 1.6%
PT Telekomunikasi Indonesia ADR	90,600	$2,921,850

Total Indonesia		2,921,850

MALAYSIA: 1.0%
Media Prima BHD	3,259,300	1,805,458

Total Malaysia		1,805,458

TOTAL INVESTMENTS: 100.4%		179,028,004
(Cost $173,420,788c)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: –0.4%		(658,535)

NET ASSETS: 100.0%		$178,369,469

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A ).
b	Non–income producing security
c	Cost of investments is $173,420,788 and net unrealized appreciation consists of:

Gross unrealized appreciation	$30,688,685
Gross unrealized depreciation	(25,081,469)

Net unrealized appreciation	$5,607,216

ADR	American Depositary Receipt

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com        37

MATTHEWS CHINA FUND

FUND OBJECTIVE AND STRATEGY	SYMBOL: MCHFX

Objective: Long-term capital appreciation.

Strategy: Under normal market conditions, the Matthews China Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China. China includes its political, administrative and other districts, such as Hong Kong.

PORTFOLIO MANAGERS

Lead Manager: Richard H. Gao	Co-Managers: Mark W. Headley and Andrew T. Foster

PORTFOLIO MANAGER COMMENTARY

The Matthews China Fund ended the first six months of 2008 down-23.99%, while its benchmark, the MSCI China Index, fen–26.33%.

After a sharp decline in the first quarter, Chinese equities staged a strong rally in April, supported by early optimism that the global economy was hitting bottom, and by better-than-expected 2007 corporate earnings results. However, all April gains were wiped out in the following two months as the market refocused on record oil prices and China’s continued battle with inflation.

The first half of 2008 posed several challenges for China’s economy, stock markets and its people. As China prepared to celebrate its Lunar New Year holiday in late January, the country suffered its biggest snow storm in 50 years, affecting tens of millions of travelers. The country’s next crisis came when a devastating 7.9 magnitude earthquake struck western China in May, resulting in a tragic human toll of more than 55,000 dead. Although the overall economic impact from the two natural disasters was limited, some short-term disruptions in economic activity and consumer behavior were seen. With respect to inflation, the central bank seems to have made some progress as food-driven inflation trended down from its peak level by the second quarter. However, China’s latest move to raise both fuel and electricity prices added some renewed pressure on overall inflation. In the stock markets, the domestic A share market’s sharp decline of about 55% from its peak levels in 2007 (the Fund does not invest in A shares) had a negative spillover effect on Chinese equities listed in Hong Kong.

The Fund seeks to invest where we identify new markets emerging. With the ongoing rise of China’s middle class many of these markets tend to be in the consumer and financial sectors. What we have seen and heard during recent visits to China have reaffirmed our view that rapid income growth has been generating increasing consumer demands, and the momentum does not appear to be slowing. We also see banks and insurance companies continuing to improve efficiencies and expand into new business areas. We, therefore, continue to have overweight positions in these continued on page 41

38        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF JUNE 30, 2008
Fund Inception: 2/19/98	3 MO	YTD	Average Annual Total Returns
			1YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews China Fund	–1.98%	–23.99%	0.15%	31.25%	28.01%	18.15%	13.65%
MSCI China Index[1]	–3.46%	–26.33%	0.72%	36.59%	34.14%	8.81%	3.93%[2]
Lipper China Region Funds Category Average[3]	–5.14%	–25.36%	–7.47%	25.86%	24.47%	15.82%	11.01%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

FISCAL YEAR 2007 RATIOS
Gross Operating Expense:[4] 1.17%	Portfolio Turnover:[5]	22.13%

[1]

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PNC.

[2]	Calculated from 2/28/98.
[3]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[4]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to the Advisor. Matthews Asian Funds do not charge 12b-1 fees.

[5]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com        39

MATTHEWS CHINA FUND

TOP TEN HOLDINGS[1]
	SECTOR	% OF NET ASSETS
China Mobile, Ltd.	Telecommunication Services	5.2%
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	3.4%
CNOOC, Ltd.	Energy	3.4%
Sina Corp.	Information Technology	3.3%
Hong Kong & China Gas Co., Ltd.	Utilities	3.3%
China Vanke Co., Ltd.	Financials	2.8%
Dongfeng Motor Group Co., Ltd.	Consumer Discretionary	2.6%
Ping An Insurance (Group) Co. of China, Ltd.	Financials	2.6%
NWS Holdings, Ltd.	Industrials	2.3%
China High Speed Transmission Equipment Group Co., Ltd.	Industrials	2.3%
% OF ASSETS IN TOP 10		31.3%

CHINA EXPOSURE[2,3]
SAR (Hong Kong)	37.4%
H Share	30.3%
China-affiliated corporations	18.2%
Overseas Listed	9.7%
B Share	4.1%
Cash and other assets, less liabilities	0.3%

SECTOR ALLOCATION
Consumer Discretionary	21.0%
Financials	18.4%
Information Technology	15.0%
Industrials	12.4%
Utilities	10.4%
Energy	7.7%
Telecommunication Services	6.7%
Consumer Staples	6.2%
Materials	1.9%
Cash and other assets, less liabilities	0.3%

MARKET CAP EXPOSURE[3]
Large cap (over $5 billion)	55.0%
Mid cap ($1–$5 billion)	33.9%
Small cap (under $1 billion)	10.7%
Cash and other assets, less liabilities	0.3%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
64	$30.20	$1.3 billion	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]

SA R (Hong Kong) companies are companies that conduct business in Hong Kong and/or mainland China. H Shares are mainland China companies listed on the Hong Kong exchange but incorporated in mainland China. China-affiliated corporations, also known as “Red Chips,” are mainland China companies with partial state ownership listed and incorporated in Hong Kong. Overseas Listed companies are companies that conduct business in mainland China but are listed in overseas markets such as Japan, Singapore, Taiwan and the United States. B Shares are mainland Chinese companies listed on the Shanghai and Shenzhen stock exchanges, available to both Chinese and non-Chinese investors.

[3]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

40        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 38

areas. However, the Fund saw heavy selling pressure on most sectors in which it is invested. The consumer discretionary, industrials and financial sectors were again the worst-performing sectors in the second quarter after suffering the most sell-offs in the first quarter. The financial sector’s woes came mainly from the decline of the A share market. Consumer companies were hurt by the correction in the high-flying and high-valuation consumer discretionary sector.

The information technology sector has been a bright spot in the portfolio. Internet-related companies in the sector stood out as relatively strong performers during the period. Our holdings in this area include China’s top online gaming companies, the country’s most popular web portal, and the company that built China’s biggest online community. Internet-related firms still make up a high-growth segment in China, and these companies are all market leaders in their respective business segments.

During the first half of 2008, the Fund was fully invested and we made very few changes to the portfolio. The Fund continued to be oriented for domestic growth with diversified allocations to different sectors. During this volatile market environment the Fund showed its relative defensiveness as a result of our diversified approach, and stuck with quality companies in which we have long-term convictions. We did, however, sell Petro China, and in turn increased our position in CNOOC. Although Petro China is the country’s largest upstream oil explorer, it has not benefited from recent oil price spikes. Its upstream profits have been offset by its downstream oil refining losses as the government has placed strict controls on downstream products. The Fund has also started a position in the online travel agency Ctrip International. Ctrip, which offers hotel and airline bookings, has secured its dominant position in this new and rapidly growing industry. In building up the portfolio’s consumer holdings, we have been looking not only at traditional consumer companies but also at companies that tap into new areas of consumption growth. Ctrip is one such company to create a niche new market, and it has been experiencing strong growth.

February 19, 2008 marked a decade since the Fund’s inception, and through the end of June it posted a 10-year average annual total return of 18.15%. Since the Fund’s launch, China has experienced the Asian financial crisis, the dotcom crash and the outbreak of a viral illness known as the severe acute respiratory syndrome (SARS), which all had devastating short-term effects on the Chinese economy China is currently facing some challenging issues—among them are growing inflationary pressures and the challenge of balancing growth while controlling inflation—and we believe the stock market will likely be volatile in the near term. However, we are convinced that the long-term economic fundamentals remain solid and the domestic consumption growth story remains unchanged. As always, we try not to overreact to short-term market volatilities, and instead focus on holding quality stocks that will ride through tough times and stand out as winners in the end.

800.789.ASIA [2742]    www.matthewsfunds.com        41

MATTHEWS CHINA FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED)

COMMON EQUITIES: CHINA/HONG KONG: 99.7%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 21.0%

Hotels, Restaurants & Leisure: 4.0%
Café de Coral Holdings, Ltd.	12,784,100	$22,942,689
Shangri-La Asia, Ltd.	7,315,600	17,140,854
China Travel International Investment HK, Ltd.	38,412,000	10,411,845
Ctrip.com International, Ltd. ADR	72,000	3,296,160

		53,791,548

Distributors: 3.0%
China Resources Enterprise, Ltd.	8,962,000	25,619,912
Li & Fung, Ltd.	5,001,200	15,090,910

		40,710,822

Media: 3.0%
Television Broadcasts, Ltd.	2,542,000	14,682,896
AirMedia Group, Inc. ADR[b]	630,200	9,100,088
Clear Media, Ltd.[b]	10,128,000	8,829,342
Pico Far East Holdings, Ltd.	49,062,000	7,468,505

		40,080,831

Textiles, Apparel & Luxury Goods: 2.9%
Ports Design, Ltd.	7,813,500	22,407,780
Glorious Sun Enterprises, Ltd.	33,994,000	16,753,761

		39,161,541

Automobiles: 2.6%
Dongfeng Motor Group Co., Ltd. H Shares	86,208,000	34,535,507

Diversified Consumer Services: 1.8%
New Oriental Education & Technology Group, Inc. ADR[b]	411,800	24,057,356

Specialty Retail: 1.3%
Belle International Holdings, Ltd.	20,036,000	18,077,939

Multiline Retail: 1.2%
Golden Eagle Retail Group, Ltd.	17,277,000	16,824,976

Leisure Equipment & Products: 1.2%
Li Ning Co., Ltd.	6,686,500	15,495,267

Total Consumer Discretionary		282,735,787

FINANCIALS: 18.4%

Real Estate Management & Development: 7.6%
China Vanke Co., Ltd. B Shares	29,628,448	37,907,675
Swire Pacific, Ltd. A Shares	2,815,000	28,813,899
Hang Lung Group, Ltd.	5,235,000	23,348,256
Agile Property Holdings, Ltd.	13,704,000	11,960,739

		102,030,569

Commercial Banks: 6.8%
China Merchants Bank Co., Ltd. H Shares	9,349,000	29,442,856
BOC Hong Kong H oldings, Ltd.	9,420,500	24,971,174
Bank of Communications Co., Ltd. H Shares	16,264,000	19,109,174
China Construction Bank Corp. H Shares	22,953,000	18,521,255

		92,044,459

Insurance: 4.0%
Ping An Insurance (Group) Co. of China, Ltd. H Shares	4,619,500	34,428,923
China Life Insurance Co., Ltd. H Shares	5,508,000	19,189,515

		53,618,438

Total Financials		247,693,466

42        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

	SHARES	VALUE
INFORMATION TECHNOLOGY: 15.0%

Internet Software & Services: 6.8%
Sina Corp.[b]	1,051,300	$44,732,815
Tencent Holdings, Ltd.	3,159,000	24,500,614
NetEase.com, Inc. ADR[b]	997,000	21,724,630

		90,958,059

Computers & Peripherals: 3.1%
Lenovo Group, Ltd.	37,890,000	25,776,620
TPV Technology, Ltd.	31,868,000	16,628,971

		42,405,591

Software: 2.5%
Kingdee International Software Group Co., Ltd.†	102,944,000	21,184,396
The9, Ltd. ADR[b]	532,300	12,019,334

		33,203,730

Communications Equipment: 2.0%
ZTE Corp. H Shares	5,538,120	26,650,298

IT Services: 0.6%
Travelsky Technology, Ltd. H Shares	12,178,000	8,007,785

Total Information Technology		201,225,463

INDUSTRIALS: 12.4%

Transportation Infrastructure: 4.0%
GZI Transport, Ltd.	36,765,000	17,716,800
China Merchants Holdings International Co., Ltd.	3,732,581	14,446,191
Beijing Capital International Airport Co., Ltd. H Shares	13,332,000	11,122,758
COSCO Pacific, Ltd.	6,730,000	11,048,428

		54,334,177

Industrial Conglomerates: 2.3%
NWS Holdings, Ltd.	12,021,276	31,391,907

Electrical Equipment: 2.3%
China High Speed Transmission Equipment Group Co., Ltd.	14,850,000	30,477,740

Construction & Engineering: 1.9%
China Communications Construction Co., Ltd. H Shares	10,709,000	18,359,122
China Railway Construction Corp., Ltd. H Shares[b]	4,802,000	6,774,439

		25,133,561

Machinery: 1.3%
Shanghai Zhenhua Port Machinery Co., Ltd. B Shares	11,989,906	17,360,101

Airlines: 0.6%
Air China, Ltd. H Shares	16,937,900	8,367,815

Total Industrials		167,065,301

See footnotes on page 45.

800.789.ASIA [2742]    www.matthewsfunds.com        43

MATTHEWS CHINA FUND

SCHEDULE OF INVESTMENTSa (UNAUDITED) (continued)

COMMON EQUITIES: CHINA/HONG KONG (continued)

	SHARES	VALUE
UTILITIES: 10.4%

Independent Power Producers & Energy Traders: 3.7%
Datang International Power Generation Co., Ltd. H Shares	39,968,000	$23,755,127
Huaneng Power International, Inc. H Shares	28,088,000	19,490,030
Huaneng Power International, Inc. ADR	213,400	5,900,510

		49,145,667

Electric Utilities: 3.4%
Cheung Kong Infrastructure Holdings, Ltd.	10,955,500	46,420,673

Gas Utilities: 3.3%
Hong Kong & China Gas Co., Ltd.	18,733,594	44,577,826

Total Utilities		140,144,166

ENERGY: 7.7%

Oil, Gas & Consumable Fuels: 6.0%
CNOOC, Ltd.	26,595,000	46,166,570
China Shenhua Energy Co., Ltd. H Shares	4,824,000	18,985,747
China Petroleum & Chemical Corp. (Sinopec) H Shares	16,242,000	15,181,711

		80,334,028

Energy Equipment & Services: 1.7%
China Oilfield Services, Ltd. H Shares	12,740,000	22,953,077

Total Energy		103,287,105

TELECOMMUNICATION SERVICES: 6.7%

Wireless Telecommunication Services: 5.2%
China Mobile, Ltd.	3,503,583	47,028,046
China Mobile, Ltd. ADR	345,400	23,124,530

		70,152,576

Diversified Telecommunication Services: 1.5%
China Communications Services Corp., Ltd. H Shares	27,438,000	20,014,174

Total Telecommunication Services		90,166,750

CONSUMER STAPLES: 6.2%

Food Products: 4.0%
China Yurun Food Group, Ltd.	17,085,000	28,105,366
Tingyi (Cayman Islands) Holding Corp.	21,379,000	26,439,650

		54,545,016

Food & Staples Retailing: 1.3%
Lianhua Supermarket Holdings Co.,Ltd. H Shares†	13,648,000	17,519,239

Beverages: 0.9%
Tsingtao Brewery Co., Ltd. H Shares	5,727,000	11,687,026

Total Consumer Staples		83,751,281

MATERIALS: 1.9%

Construction Materials: 1.3%
China National Building Material Co., Ltd. H Shares	9,112,000	17,582,538

Paper & Forest Products: 0.6%
Nine Dragons Paper Holdings, Ltd.	10,157,000	7,939,659

Total Materials		25,522,197

44        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

VALUE
TOTAL INVESTMENTS: 99.7%	$1,341,591,516
(Cost $1,209,259,927c)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.3%	4,449,342

NET ASSETS: 100.0%	$1,346,040,858

a	Certain securities were fair valued under the discretion of the Board of Trustees (Note 1-A).
b	Non–income producing security
c	Cost of investments is $1,209,259,927 and net unrealized appreciation consists of:

Gross unrealized appreciation	$241,986,531
Gross unrealized depreciation	(109,654,942)

Net unrealized appreciation	$132,331,589

†	Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)
ADR	American Depositary Receipt

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com        45

MATTHEWS INDIA FUND

FUND OBJECTIVE AND STRATEGY	SYMBOL: MINDX

Objective: Long-term capital appreciation.

Strategy: Under normal market conditions, the Matthews India Fund, a non-diversified fund, seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

PORTFOLIO MANAGERS

Lead Manager: Andrew T. Foster	Co-Manager: Sharat Shroff, CFA

PORTFOLIO MANAGER COMMENTARY

During the first half of 2008, the Matthews India Fund declined –37.36%, while its benchmark, the Bombay Stock Exchange 100 Index, fell –42.03%.

Indian shares suffered a sharp collapse during the second quarter, buffeted by two intertwined storms: inflation and record oil prices. We have been concerned about the pace of inflation in the country for some time now, dating back to the Fund’s launch in October of 2005. We had seemingly been wrong to harbor such concerns: until the beginning of this year, inflation had been remarkably quiescent. It is not certain whether this was testament to the growing efficiencies of the domestic economy or, what may be more worrisome, the result of faulty measurement (India does not measure consumer price inflation at the national level). Whatever the case, inflationary pressures returned with a vengeance this year, with wholesale prices currently rising in excess of 11% per annum. This has created a headwind for stocks for dual reasons: first, corporate profits must contend with rising prices on most inputs, possibly squeezing margins; second, and more importantly, the national central bank, the Reserve Bank of India (RBI), has been prompted to raise rates. India owes its growth in recent years to many underlying causes, not least a relatively benign interest rate environment. However, the RBI is one of the most independent and capable central banks in all of Asia; and with pricing pressures mounting again, we would expect the bank to fight inflation doggedly, raising and holding firm interest rates, as it has already done.

Indian markets have also suffered from higher oil prices. For some time now, India’s government has adopted a policy that subsidizes energy prices for some domestic constituencies—especially for cooking, heating and transportation. However, India’s own hydrocarbon resources are very limited; this has meant that as global oil prices have risen, the fiscal deficit arising from the subsidy policy has overshadowed the markets. India has famously suffered from one of the largest fiscal deficits in the world (measured relative to the size of the local continued on page 49

46        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF JUNE 30, 2008

Fund Inception: 10/31/05	3 MO	YTD	Average Annual Total Returns
			1YR	SINCE INCEPTION
Matthews India Fund	–18.69%	–37.36%	–13.05%	18.98%
Bombay Stock Exchange 100 Index[1]	–20.14%	–42.03%	–11.84%	25.35%
Lipper Emerging Markets Funds Category Average[2]	–1.05%	–12.37%	2.55%	24.77%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

FISCAL YEAR 2007 RATIOS

Gross Operating Expense:[3] 1.28%	Portfolio Turnover:[4] 25.59%

[1]

The Bombay Stock Exchange 100 (BSE 100) Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange. It is not possible to invest in an index. Source: Index data from Bloomberg; total return calculations performed by PNC.

[2]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[3]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to the Advisor. Matthews Asian Funds do not charge 12b-1 fees.

[4]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com        47

MATTHEWS INDIA FUND

TOP TEN HOLDINGS[1]
	SECTOR	% OF NET ASSETS
Sun Pharmaceutical Industries, Ltd.	Health Care	4.8%
Infosys Technologies, Ltd.	Information Technology	4.7%
Glenmark Pharmaceuticals, Ltd.	Health Care	4.5%
Dabur India, Ltd.	Consumer Staples	4.5%
Bharti Airtel, Ltd.	Telecommunication Services	4.4%
HDFC Bank, Ltd.	Financials	3.5%
Ashok Leyland, Ltd.	Industrials	3.0%
Gail (India), Ltd.	Utilities	3.0%
Reliance Communications, Ltd.	Telecommunication Services	2.9%
Axis Bank, Ltd.	Financials	2.8%
% OF ASSETS IN TOP 10		38.1%

COUNTRY ALLOCATION
India	100.3%
Liabilities in excess of cash and other assets	–0.3%

SECTOR ALLOCATION
Financials	16.8%
Information Technology	15.4%
Consumer Discretionary	13.6%
Health Care	13.2%
Industrials	13.0%
Consumer Staples	9.7%
Telecommunication Services	7.4%
Utilities	6.5%
Energy	4.7%
Liabilities in excess of cash and other assets	–0.3%

MARKET CAP EXPOSURE[2]
Large cap (over $5 billion)	37.7%
Mid cap ($1–$5 billion)	28.9%
Small cap (under $1 billion)	33.7%
Liabilities in excess of cash and other assets	–0.3%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
56	$15.31	$707.6 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum 100% due to rounding.

48        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 46

economy). Unfortunately, even as tax revenues have grown at record rates during the past few years, government spending has not slowed, meaning that the deficit is quite large even before taking into account the impact of the energy subsidy. Yet now as oil prices have accelerated, the energy subsidy has begun to dwarf nearly all other components of the deficit. Consequently, global investors have lost a measure of faith in the local currency, as well as the country’s growth prospects. This in turn has pushed India’s currency, the rupee, and stock prices substantially lower.

Amid a very difficult six months, there was little shelter in the marketplace. From the portfolio’s perspective, the greatest positive returns arose from its holdings in pharmaceuticals. Indian pharmaceutical companies continue to make inroads to the global marketplace, particularly as the cost of health care around the world dictates that many seek cheaper drug alternatives—which India is well-suited to provide. Two of the Fund’s best-performing positions during the first half, Sun Pharmaceuticals and Glenmark Pharmaceuticals, exemplify this idea. Both enjoyed profits derived from the domestic marketplace, but their performance during the quarter was even more linked to the perception that each has begun to successfully tap the global market for generic drugs.

At present, nearly all of the Fund’s gains from last year have been surrendered amid the market’s broader decline. However, the Fund’s emphasis continues to be to generate long-term returns, rather than to beat a benchmark in a given quarter. The Fund has offered a modicum of relative outperformance, falling less than the market as a whole. Notably, this has been achieved without retreating to cash, but rather via security selection and diversification. Nevertheless, this sort of relative outperformance is of little consolation to those shareholders who have invested with the Fund more recently

It is in this regard we remain focused on improving the Fund’s long-term record, despite its losses in recent months. This long-term perspective is important because, as you will note, from its inception to the present, the Fund has offered substantial absolute gains, and has outpaced the S&P 500. More importantly, even as India may stumble from time to time, we remain enthusiastic long-term investors in the country. We believe that the economic evolution and modernization that has taken hold there is neither transitory nor reversible. Volatility, often in the extreme, is to be expected from such a transition; yet we also believe that over the long term, the inherent risks will be compensated with commensurate reward.

800.789.ASIA [2742]    www.matthewsfunds.com        49

MATTHEWS INDIA FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

COMMON EQUITIES: INDIA: 98.3%

	SHARES	VALUE
FINANCIALS: 16.8%

Commercial Banks: 10.1%
HDFC Bank, Ltd.	970,533	$22,724,345
Axis Bank, Ltd.	1,424,200	20,028,175
Corporation Bank	3,159,331	19,168,933
Oriental Bank of Commerce	2,596,834	7,779,940
HDFC Bank, Ltd. ADR	27,500	1,970,650

		71,672,043

Thrifts & Mortgage Finance: 1.9%
Housing Development Finance Corp.	289,973	13,242,381

Real Estate Management & Development: 1.4%
Unitech, Ltd.	2,588,777	10,312,990

Consumer Finance: 1.2%
Shriram Transport Finance Co., Ltd.	1,280,000	8,557,629

Diversified Financial Services: 1.1%
SREI Infrastructure Finance, Ltd.	3,750,000	7,791,981

Capital Markets: 1.1%
IL&FS Investsmart, Ltd.	1,674,537	7,513,524

Total Financials		119,090,548

INFORMATION TECHNOLOGY: 15.4%

IT Services: 11.0%
Infosys Technologies, Ltd.	717,591	28,967,160
Rolta India, Ltd.	2,833,990	16,203,638
Wipro, Ltd.	1,397,435	14,289,402
HCL-Infosystems, Ltd.	4,253,185	13,864,246
Infosys Technologies, Ltd. ADR	104,500	4,541,570

		77,866,016

Internet Software & Services: 2.2%
Info Edge (India), Ltd.	566,727	12,546,368
Sify Technologies, Ltd. ADR[a]	861,724	3,309,020

		15,855,388

Software: 2.2%
Financial Technologies (India), Ltd.	399,855	15,623,852

Total Information Technology		109,345,256

CONSUMER DISCRETIONARY: 13.6%

Media: 5.6%
Sun TV Network, Ltd.	1,500,091	9,898,334
HT Media, Ltd.	3,777,688	8,714,365
Zee Entertainment Enterprises, Ltd.	1,618,908	7,525,429
Television Eighteen India, Ltd.	801,847	4,079,589
Dish TV India, Ltd.[a]	4,737,097	3,308,536
PVR, Ltd.	879,751	3,297,149
Inox Leisure, Ltd.	1,516,527	2,566,024

		39,389,426

Automobiles: 2.1%
Mahindra & Mahindra, Ltd.	1,302,500	14,789,922

Multiline Retail: 1.8%
Vishal Retail, Ltd.[a]	916,436	12,774,724

Hotels, Restaurants & Leisure: 1.6%
Indian Hotels Co., Ltd.	6,274,840	11,288,149

Auto Components: 1.3%
Bharat Forge, Ltd.	1,706,000	9,322,036

Textiles, Apparel & Luxury Goods: 1.2%
Titan Industries, Ltd.	369,589	8,524,385

Total Consumer Discretionary		96,088,642

INDUSTRIALS: 13.0%

Machinery: 6.3%
Ashok Leyland, Ltd.	32,311,277	21,440,720
Jain Irrigation Systems, Ltd.	1,281,590	14,530,148
Thermax, Ltd.	990,000	8,596,490

		44,567,358

Building Products: 2.2%
Sintex Industries, Ltd.[a]	2,131,834	15,308,079

Construction & Engineering: 1.9%
Larsen & Toubro, Ltd.	266,330	13,523,560

Industrial Conglomerates: 1.4%
MAX India, Ltd.[a]	2,303,102	8,318,467
Siemens India, Ltd.	146,473	1,314,597

		9,633,064

50        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

	SHARES	VALUE
Air Freight & Logistics: 0.8%
Gati, Ltd.	3,281,339	$5,594,101

Road & Rail: 0.4%
Container Corp. of India, Ltd.	170,557	3,074,387

Total Industrials		91,700,549

HEALTH CARE: 12.2%

Pharmaceuticals: 12.2%
Sun Pharmaceutical Industries, Ltd.	1,034,260	33,676,852
Glenmark Pharmaceuticals, Ltd.	2,163,570	32,017,316
Cipla, Ltd.	3,994,657	19,594,941
Sun Pharma Advanced Research Co., Ltd.[a]	594,260	1,109,101

Total Health Care		86,398,210

CONSUMER STAPLES: 8.7%

Personal Products: 6.3%
Dabur India, Ltd.	17,324,779	31,830,884
Marico, Ltd.	10,555,233	13,100,510

		44,931,394

Household Products: 1.9%
Hindustan Unilever, Ltd.	2,792,269	13,443,777

Beverages: 0.5%
Radico Khaitan, Ltd.	1,542,000	3,386,845

Total Consumer Staples		61,762,016

TELECOMMUNICATION SERVICES: 7.4%

Wireless Telecommunication Services: 7.4%
Bharti Airtel, Ltd.[a]	1,864,191	31,250,384
Reliance Communications, Ltd.	2,024,755	20,838,152

Total Telecommunication Services		52,088,536

UTILITIES: 6.5%

Gas Utilities: 4.3%
Gail (India), Ltd.	2,756,501	21,344,063
Gujarat State Petronet, Ltd.	7,075,000	9,167,490

		30,511,553

Electric Utilities: 2.2%
CESC, Ltd.	1,666,117	15,234,176

Total Utilities		45,745,729

ENERGY: 4.7%

Oil, Gas & Consumable Fuels: 4.7%
Reliance Industries, Ltd.	339,371	16,526,046
Chennai Petroleum Corp., Ltd.	2,652,744	16,520,692

Total Energy		33,046,738

TOTAL COMMON EQUITIES: INDIA		695,266,224
(Cost $707,438,481)

INTERNATIONAL DOLLAR BONDS: 2.0%

	FACE AMOUNT	VALUE
HEALTH CARE: 1.0%

Pharmaceuticals: 1.0%
Ranbaxy Laboratories, Ltd., Cnv.
0.000%, 03/18/11	$6,500,000	7,353,125

Total Health Care		7,353,125

CONSUMER STAPLES: 1.0%

Beverages: 1.0%
Radico Khaitan, Ltd., Cnv.
3.500%, 07/27/11	7,000,000	7,035,000

Total Consumer Staples		7,035,000

TOTAL INTERNATIONAL DOLLAR BONDS		14,388,125
(Cost $15,641,444)

TOTAL INVESTMENTS: 100.3%		709,654,349
(Cost $723,079,925b)

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: –0.3%		(2,047,828)

NET ASSETS: 100.0%		$707,606,521

a	Non–income producing security
b	Cost of investments is $723,079,925 and net unrealized depreciation consists of:

Gross unrealized appreciation	$106,382,208
Gross unrealized depreciation	(119,807,784)

Net unrealized depreciation	$(13,425,576)

ADR	American Depositary Receipt
Cnv.	Convertible

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com        51

MATTHEWS JAPAN FUND

FUND OBJECTIVE AND STRATEGY	SYMBOL: MJFOX

Objective: Long-term capital appreciation.

Strategy: Under normal market conditions, the Matthews Japan Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

PORTFOLIO MANAGER

Lead Manager: Taizo Ishida

PORTFOLIO MANAGER COMMENTARY

During the first half of 2008, the Matthews Japan Fund was down -7.29%, while its benchmark, the MSCI Japan Index, fell -5.46%. In the same period, the Tokyo Stock Price Index declined -4.07%.

During the first half of 2008, Japan’s economy grew due to strong export demand from Asia, Europe and the Middle East. In this sense, it is safe to say that Japan is less dependent on the U.S. than it once was. However, a healthy U.S. economy is still a requisite for a healthy global economy. When the U.S. economy does recover, we believe, Japan should also benefit. During the second half of 2008, we believe that inflation will pose an even bigger issue for Japanese companies, as we expect companies will have a tough time transferring higher costs to customers. However, inflation tends to put upward pressure on wage growth, which should be positive for Japan’s domestic demand. We believe this should discourage the Bank of Japan from cutting its current 0.5% key policy rate.

During the second quarter of 2008, the Fund fen -3.23%, while the MSCI Japan Index rose 2.48%, and the Tokyo Stock Price Index gained 2.42%. After hitting a low in the middle of March, the Japanese market rallied in April and May, led by foreign buying of large-cap firms as is typically the case in major rallies. After a long absence from the Japanese market, foreign investors returned mainly to cover short-selling, and continued buying throughout the second quarter—a major factor behind the market’s relatively strong performance during this period.

The Fund’s concentration in small- and medium-cap firms held back performance during the market’s surge. More specifically, the rally in Japan’s financial sector was led by the country’s top three mega-banks: Mitsubishi UFJ, Mizuho and Sumitomo Mitsui financial groups. Our exposure in the Japanese mergers and acquisitions, wealth management and real estate industries also suffered in part because of lackluster retail investment activity stemming from a battered global economy.

continued on page 55

52        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF JUNE 30, 2008
			Average Annual Total Returns
Fund Inception: 12/31/98	3 MO	YTD	1 YR	3 YRS	5 YRS	SINCE INCEPTION
Matthews Japan Fund	–3.23%	–7.29%	–15.49%	–2.45%	9.72%	5.39%
MSCI Japan Index[1]	2.48%	–5.46%	–11.93%	8.72%	13.14%	3.71%
Tokyo Stock Price Index (TOPIX)[2]	2.42%	–4.07%	–12.38%	6.59%	11.75%	3.91%
Lipper Japanese Funds Category Average[3]	1.33%	–7.50%	–16.97%	4.40%	10.24%	3.77%

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

FISCAL YEAR 2007 RATIOS
Gross Operating Expense:[4] 1.23%	Portfolio Turnover:[5] 45.51%

[1]

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan. It is not possible to invest in an index. Source: Index data from Morgan Stanley Capital International; total return calculations performed by PNC.

[2]

The Tokyo Stock Price Index (TOPIX) is a market capitalization–weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. It is not possible to invest in an index. Source: Index data from Bloomberg; total return calculations performed by PNC.

[3]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[4]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to the Advisor. Matthews Asian Funds do not charge 12b-1 fees.

[5]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com        53

MATTHEWS JAPAN FUND

TOP TEN HOLDINGS[1]
	SECTOR	% OF NET ASSETS
Nintendo Co., Ltd.	Information Technology	3.4%
Toyota Motor Corp.	Consumer Discretionary	3.3%
Sony Corp.	Consumer Discretionary	3.0%
Pigeon Corp.	Consumer Staples	3.0%
Mitsubishi UFJ Financial Group, Inc.	Financials	2.7%
Unicharm Petcare Corp.	Consumer Staples	2.4%
The Sumitomo Trust & Banking Co., Ltd.	Financials	2.2%
Sysmex Corp.	Health Care	2.2%
Benesse Corp.	Consumer Discretionary	2.1%
Keyence Corp.	Information Technology	2.1%
% OF ASSETS IN TOP 10		26.4%

COUNTRY ALLOCATION
Japan	99.7%
Cash and other assets, less liabilities	0.3%

SECTOR ALLOCATION
Financials	26.9%
Information Technology	19.9%
Consumer Discretionary	17.6%
Industrials	16.7%
Health Care	6.9%
Consumer Staples	6.4%
Materials	3.0%
Energy	1.8%
Telecommunication Services	0.5%
Cash and other assets, less liabilities	0.3%

MARKET CAP EXPOSURE[2]
Large cap (over $5 billion)	55.4%
Mid cap ($1–$5 billion)	22.7%
Small cap (under $1 billion)	21.5%
Cash and other assets, less liabilities	0.3%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
71	$13.49	$200.6 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

54        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 52

Contributing to the continued weakness in the small-cap arena was the dearth of Japanese retail investors in so-called emerging new markets, such as the Tokyo Stock Exchange’s Mothers market (Market of the High-Growth and Emerging Stocks) and the Osaka Hercules exchange.

Three sectors that helped the Fund’s performance during the first half of the year were consumer staples, industrials and energy. Some of these companies offer exposure in consumer businesses we expect should grow, such as the Japanese pet care business and China’s baby care industry. The Fund also added holdings in the industrials sector, which have been positive for performance. The decision to add them was triggered by attractive valuations and global leadership in each sub-segment. Our holdings in the energy sector also served the Fund well as a result of rising oil prices.

As for Japan’s domestic political landscape, a general election is likely to take place by the end of this fiscal year. With Japanese Prime Minister Yasuo Fukuda’s approval rating at a historic low, the market may welcome change. Company earnings should remain relatively healthy, provided there are no drastic changes in the exchange rate as most companies already discounted a strengthened yen in March, at the end of the fiscal year for Japanese firms.

Finally, we are seeing some progress in Japan’s corporate governance. While this year’s annual shareholder meetings in June did not reveal ground-breaking progress, we did note dramatically increased pressure from domestic shareholders for higher returns. Japanese companies are well-aware of greater expectations from shareholders, and have raised dividend payout ratios to almost 30% of earnings in the last fiscal year-end, along with increasing share buybacks, which accounted for about 20% of earnings. Overall, we are cautiously optimistic about the Japanese equity market going forward, with an eye on the long-term growth prospects for each holding in the portfolio.

800.789.ASIA [2742]    www.matthewsfunds.com        55

MATTHEWS JAPAN FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

COMMON EQUITIES: JAPAN: 99.7%

	SHARES	VALUE
FINANCIALS: 26.9%

Commercial Banks: 7.3%
The Sumitomo Trust & Banking Co., Ltd.	632,000	$4,416,292
Mitsubishi UFJ Financial Group, Inc.	471,930	4,182,193
The Chiba Bank, Ltd.	338,000	2,368,244
The Joyo Bank, Ltd.	462,000	2,245,063
Mitsubishi UFJ Financial Group, Inc. ADR	150,400	1,323,520

		14,535,312

Real Estate Management & Development: 6.4%
Daibiru Corp.	309,800	3,439,791
Funai Zaisan Consultants Co., Ltd.	2,409	3,221,528
Sumitomo Realty & Development Co., Ltd.	127,000	2,523,614
Mitsubishi Estate Co., Ltd.	88,000	2,013,844
Shoei Co., Ltd.	113,080	1,324,778
JOINT Corp.	75,100	376,260

		12,899,815

Capital Markets: 5.1%
GCA Savvian Group Corp.	1,141	3,965,052
Ichiyoshi Securities Co., Ltd.	369,200	3,383,073
Monex Group, Inc.	4,240	2,882,968

		10,231,093

Real Estate Investment Trusts: 4.4%
Tokyu REIT, Inc.	304	2,470,707
Nomura Real Estate Office Fund, Inc., REIT	233	1,753,232
Japan Logistics Fund, Inc., REIT	267	1,734,991
Global One Real Estate Investment Corp., REIT	143	1,616,047
United Urban Investment Corp., REIT	273	1,228,931

		8,803,908

Consumer Finance: 2.0%
ORIX Corp.	28,250	4,041,225

Insurance: 1.7%
The Fuji Fire & Marine Insurance Co., Ltd.	1,302,000	3,470,038

Total Financials		53,981,391

INFORMATION TECHNOLOGY: 19.9%

Electronic Equipment & Instruments: 7.7%
Keyence Corp.	17,870	4,256,084
Nidec Corp.	57,200	3,808,485
Murata Manufacturing Co., Ltd.	55,000	2,589,820
Topcon Corp.	263,700	2,498,302
Hoya Corp.	95,500	2,207,962

		15,360,653

Software: 3.4%
Nintendo Co., Ltd.	12,215	6,890,601

Internet Software & Services: 2.5%
Yahoo! Japan Corp.	7,680	2,958,158
Gourmet Navigator, Inc.	935	1,937,185

		4,895,343

Office Electronics: 2.0%
Canon, Inc. ADR	79,450	4,068,635

IT Services: 1.9%
Nomura Research Institute, Ltd.	164,600	3,859,811

Computers & Peripherals: 1.3%
Melco Holdings, Inc.	130,500	2,562,438

Semiconductors & Semiconductor Equipment: 1.1%
Sumco Corp.	100,800	2,230,824

Total Information Technology		39,868,305

CONSUMER DISCRETIONARY: 17.6%

Household Durables: 6.3%
Sekisui House, Ltd.	438,000	4,087,753
Sony Corp. ADR	75,900	3,319,866
Sony Corp.	62,700	2,739,822
Matsushita Electric Industrial Co., Ltd.	121,000	2,609,502

		12,756,943

Automobiles: 4.7%
Toyota Motor Corp. ADR	53,100	4,991,400
Honda Motor Co., Ltd. ADR	81,200	2,763,236
Toyota Motor Corp.	34,600	1,632,490

		9,387,126

Hotels, Restaurants & Leisure: 2.8%
Pacific Golf Group International Holdings KK	3,478	3,471,940
Doutor Nichires Holdings Co., Ltd.	136,300	2,076,879

		5,548,819

56        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

	SHARES	VALUE
Diversified Consumer Services: 2.1%
Benesse Corp.	105,700	$4,280,360

Specialty Retail: 1.7%
Nitori Co., Ltd.	66,100	3,398,842

Total Consumer Discretionary		35,372,090

INDUSTRIALS: 16.7%

Machinery: 10.4%
Fanuc, Ltd.	40,000	3,906,390
Mitsubishi Heavy Industries, Ltd.	777,000	3,702,613
NGK Insulators, Ltd.	180,000	3,500,494
Komatsu, Ltd.	95,600	2,664,934
OSG Corp.	205,100	2,317,842
Takeuchi Manufacturing Co., Ltd.	81,400	1,996,958
OKUMA Corp.	183,000	1,818,195
Aichi Corp.	142,300	989,004

		20,896,430

Commercial Services & Supplies: 1.6%
Daiseki Co., Ltd.	65,890	2,097,360
Secom Co., Ltd.	22,300	1,083,656

		3,181,016

Trading Companies & Distributors: 1.4%
Mitsubishi Corp.	87,000	2,867,637

Airlines: 1.2%
Japan Airlines Corp.[a]	1,101,000	2,312,219

Road & Rail: 1.1%
East Japan Railway Co.	267	2,175,025

Construction & Engineering: 1.0%
JGC Corp.	105,000	2,066,676

Total Industrials		33,499,003

HEALTH CARE: 6.9%

Health Care Equipment & Supplies: 5.4%
Sysmex Corp.	111,300	4,381,353
Nakanishi, Inc.	28,300	3,048,943
Terumo Corp.	54,000	2,756,322
ASAHI INTECC Co., Ltd.	88,400	590,249

		10,776,867

Pharmaceuticals: 1.5%
Takeda Pharmaceutical Co., Ltd.	60,400	3,071,620

Total Health Care		13,848,487

CONSUMER STAPLES: 6.4%

Household Products: 3.0%
Pigeon Corp.	296,500	5,961,553

Food Products: 2.4%
Unicharm Petcare Corp.	163,600	4,884,042

Personal Products: 1.0%
Shiseido Co., Ltd.	87,000	1,990,959

Total Consumer Staples		12,836,554

MATERIALS: 3.0%

Chemicals: 3.0%
Toray Industries, Inc.	488,000	2,614,983
Nitto Denko Corp.	50,100	1,925,018
OHARA, Inc.	76,300	1,362,385

Total Materials		5,902,386

ENERGY: 1.8%

Oil, Gas & Consumable Fuels: 1.8%
Inpex Holdings, Inc.	278	3,508,217

Total Energy		3,508,217

TELECOMMUNICATION SERVICES: 0.5%

Wireless Telecommunication Services: 0.5%
KDDI Corp.	177	1,093,488

Total Telecommunication Services		1,093,488

TOTAL INVESTMENTS: 99.7%		199,909,921
(Cost $223,734,885b)

CASH AND OTHER ASSETS, LESS LIABILITIES: 0.3%		694,348

NET ASSETS: 100.0%		$200,604,269

a	Non–income producing security
b	Cost of investments is $223,734,885 and net unrealized depreciation consists of:

Gross unrealized appreciation	$11,657,290
Gross unrealized depreciation	(35,482,254)

Net unrealized depreciation	$(23,824,964)

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com        57

MATTHEWS KOREA FUND

FUND OBJECTIVE AND STRATEGY	SYMBOL: MAKOX

Objective: Long-term capital appreciation.

Strategy: Under normal market conditions, the Matthews Korea Fund, a non-diversified fund, seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

PORTFOLIO MANAGER

Lead Manager: J. Michael Oh	Co-Managers: Mark W. Headley and Michael B. Han, CFA

PORTFOLIO MANAGER COMMENTARY

For the six months ending June 30, 2008, the Matthews Korea Fund lost -24.09%, while its benchmark, the Korea Composite Stock Price Index (KOSPI), declined -21.12%.

The Korean equity market faced various obstacles during this period, including a weakened currency, high inflation and dampened consumer sentiment. A weak currency is generally positive for exports, and as the Korean won has fallen against the U.S. dollar, Korean exports have remained strong. Auto-related sales were up 9.2% for the first half of the year, compared to a year ago. However, a steep currency depreciation does more harm than good to the economy, particularly in light of high energy costs. South Korea’s recent challenges have also involved falling currency reserves and rising short-term foreign currency debt. Inflation has negatively impacted domestic consumption, which is already at a low. Foreign investors continued to sell Korean equities during the first half of the year, and foreign ownership in KOSPI-listed securities fell to a low not seen since about 2001. The combined effects of a weaker won and record oil prices kept South Korea’s current account balance—the country’s broadest measure of trade—at a deficit for the first six months of the year.

Hopes for positive change were high with the late-February inauguration of President Lee Myung Bak, a former chairman of Hyundai who was welcomed by Korea’s business community. President Lee pledged to cut taxes and speed up deregulations to encourage investment and boost economic growth. But just months after taking office, Lee’s administration met with backlash over a U.S. beef trade deal that the public felt could expose them to mad cow disease. Following extensive public protests in May, President Lee amended the import deal, publicly apologized for not being more sensitive to concerns and reshuffled his cabinet. Despite his efforts, however, the beef issue remains largely unresolved and demonstrations continued into June.

The second quarter did, however, see some notable progress with South Korea’s neighbors to the North. In June, North Korea made a gesture toward dismantling its nuclear program by demolishing a cooling tower at its main nuclear reactor. The action was welcomed by nations involved in multilateral talks with North Korea. In particular, the U.S. government said that it would lift some economic sanctions against the isolated country, and remove it from a U.S. State Department list of state-sponsored terrorism. The moves seem to be encouraging steps that could signal greater regional cooperation.

continued on page 61

58        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2008, UNLESS OTHERWISE NOTED

PERFORMANCE AS OF JUNE 30, 2008
			Average Annual Total Returns
Fund Inception: 1/3/95	3 MO	YTD	1 YR	3 YRS	5 YRS	10 YRS	SINCE INCEPTION
Matthews Korea Fund	–9.12%	–24.09%	–20.01%	13.23%	19.30%	25.73%	5.24%
Korea Composite Stock Price Index (KOSPI)[1]	–6.98%	–21.12%	–14.08%	18.69%	23.87%	22.73%	2.11%[2]
Lipper Pacific ex-Japan Funds Category Average[3]	–6.40%	–19.67%	–5.93%	19.41%	22.62%	14.78%	7.52%[2]

All performance quoted is past performance and is no guarantee of future results. Assumes reinvestment of all dividends and/or distributions. Unusually high returns may not be sustainable. Investment return and principal value will fluctuate with changing market conditions so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived. For the Fund’s most recent month-end performance please call 800-789-ASIA [2742] or visit www.matthewsfunds.com.

FISCAL YEAR 2007 RATIOS
Gross Operating Expense:[4] 1.21%	Portfolio Turnover:[5] 24.20%

[1]

The Korea Composite Stock Price Index (KOSPI) is a market–capitalization weighted index of all common stocks listed on the Korea Stock Exchange. It is not possible to invest in an index. Source: Index data from Bloomberg; total return calculations performed by PNC.

[2]	Calculated from 12/31/94.
[3]	Lipper, Inc. fund performance does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains, for the stated periods.
[4]

Ratio has been restated to reflect current management and administrative and shareholder servicing fees expected to be incurred by the Funds and paid to the Advisor. Matthews Asian Funds do not charge 12b-1 fees.

[5]	The lesser of fiscal year 2007 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

800.789.ASIA [2742]    www.matthewsfunds.com        59

MATTHEWS KOREA FUND

TOP TEN HOLDINGS[1]
	SECTOR	% OF NET ASSETS
Samsung Electronics Co., Ltd.	Information Technology	8.5%
Samsung Fire & Marine Insurance Co., Ltd.	Financials	4.4%
NHN Corp.	Information Technology	4.3%
S1 Corp.	Industrials	4.3%
Shinhan Financial Group Co., Ltd.	Financials	4.2%
Kookmin Bank	Financials	3.7%
Amorepacific Corp.	Consumer Staples	3.5%
SK Telecom Co., Ltd.	Telecommunication Services	3.5%
Yuhan Corp.	Health Care	3.4%
Hanmi Pharmaceutical Co., Ltd.	Health Care	3.4%
% OF ASSETS IN TOP 10		43.2%

COUNTRY ALLOCATION
South Korea	100.3%
Liabilities in excess of cash and other assets	–0.3%

SECTOR ALLOCATION
Financials	22.5%
Information Technology	15.0%
Industrials	14.9%
Consumer Discretionary	13.2%
Consumer Staples	12.2%
Health Care	10.0%
Telecommunication Services	4.9%
Materials	4.5%
Energy	3.1%
Liabilities in excess of cash and other assets	–0.3%

MARKET CAP EXPOSURE[2]
Large cap (over $5 billion)	45.8%
Mid cap ($1–$5 billion)	33.9%
Small cap (under $1 billion)	20.6%
Liabilities in excess of cash and other assets	–0.3%

NUMBER OF SECURITIES	NAV	FUND ASSETS	REDEMPTION FEE	12b-1 FEES
50	$4.98	$160.4 million	2.00% within 90 calendar days	None

[1]	Holdings may combine more than one security from same issuer and related depositary receipts.
[2]	Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

60        MATTHEWS ASIAN FUNDS

ALL DATA IS AS OF JUNE 30, 2008, UNLESS OTHERWISE NOTED

PORTFOLIO MANAGER COMMENTARY continued from page 58

During the second quarter of the year, the Fund trailed its benchmark primarily due to its positions in financials, particularly in brokerage firms, as well as in consumer sectors. The weak equity market and an increase in the number of new brokerage licenses continued to dampen the outlook for the brokerage industry. Additionally, weak domestic consumer sentiment and slow growth in real disposable incomes hurt the consumer sector. The Fund’s small-cap exposure also detracted from performance during the first half of the year. Small-cap companies are typically more volatile than large-cap companies, and premiums enjoyed by small-cap firms were eroded during the period’s weak equity environment. Additionally, some small-cap companies suffered currency woes as most did not anticipate the won’s rapid depreciation. However, we remain committed to these firms and their long-term prospects.

On a company basis, the biggest contribution to Fund performance came from LG Electronics, which benefited from stronger-than-expected mobile phone sales, and diverse exposure to emerging markets. LG has been a pioneer in emerging markets, such as China and India, and currently dominates market share in the appliances segment of several of these markets. During the first half of the year, Samsung Electronics also held up well, benefiting from the expected recovery of the memory chip industry and market share gains in the mobile phone handset market, especially in the U.S. Generally, large-cap companies fared better than small- to mid-cap companies during the downturn.

The Fund’s worst performers during the period were Samsung Securities and Kiwoom Securities, which faced intensifying competition in the domestic brokerage business. The overall profitability of the industry declined as competition to attract new clients intensified amid the weak market environment. Though the financial sector has suffered from an unclear regulatory environment, intensifying competition and subdued domestic sentiment, it still holds one of the most attractive valuations in the region, particularly in banks and brokerage firms. We believe that our financial holdings in the Fund are well-positioned to benefit once the sector recovers from currently unfavorable conditions.

In recent years, the Korean equity market has been led by segments of the industrials sector. This has been due in part to limited supply capacity and increasing demand from emerging countries. While the margin expansion of some industrial companies has been impressive, it is hard to believe that the current margins are sustainable in the long term, especially given increasing capacity within the emerging countries. We have evaluated long-term investment opportunities within the industrials sector, especially in the components and specialized parts industries, but the Fund continues to underweight industrials compared to its benchmark. The Fund continues to maintain overweight positions in the consumer, financials and information technology sectors. We believe that in the long term, these sectors will create sustainable value and returns for shareholders.

800.789.ASIA [2742]    www.matthewsfunds.com        61

MATTHEWS KOREA FUND

SCHEDULE OF INVESTMENTS (UNAUDITED)

COMMON EQUITIES: SOUTH KOREA: 99.4%

	SHARES	VALUE
FINANCIALS: 22.5%

Commercial Banks: 11.0%
Shinhan Financial Group Co., Ltd.	148,937	$6,734,592
Kookmin Bank	86,782	5,127,028
Hana Financial Group, Inc.	128,022	4,926,041
Kookmin Bank ADR	13,839	809,720

		17,597,381

Insurance: 6.4%
Samsung Fire & Marine Insurance Co., Ltd.	33,909	7,082,947
Meritz Fire & Marine Insurance Co., Ltd.	330,960	3,195,541

		10,278,488

Capital Markets: 5.1%
Samsung Securities Co., Ltd.	63,790	3,982,111
Kiwoom Securities Co., Ltd.	81,319	2,915,216
Korea Investment Holdings Co., Ltd.	34,232	1,369,542

		8,266,869

Total Financials		36,142,738

INFORMATION TECHNOLOGY: 15.0%

Semiconductors & Semiconductor Equipment: 8.5%
Samsung Electronics Co., Ltd.	22,707	13,567,110

Internet Software & Services: 5.1%
NHN Corp.[a]	39,418	6,877,095
CDNetworks Co., Ltd.[a]	118,492	1,308,334

		8,185,429

Electronic Equipment & Instruments: 1.4%
Thinkware Systems Corp.[a]	66,724	1,492,607
SFA Engineering Corp.	13,055	829,939

		2,322,546

Total Information Technology		24,075,085

INDUSTRIALS: 14.9%
Commercial Services & Supplies: 4.3%
S1 Corp.	114,137	6,852,257

Industrial Conglomerates: 3.8%
Orion Corp.	15,887	3,364,056
Samsung Techwin Co., Ltd.	61,012	2,703,414

		6,067,470

Machinery: 3.3%
JVM Co., Ltd.	102,874	3,830,546
STX Engine Co., Ltd.	38,140	1,489,431

		5,319,977

Construction & Engineering: 2.5%
GS Engineering & Construction Corp.	20,657	2,261,103
Hyundai Development Co.	21,875	1,108,336
Samsung Engineering Co., Ltd.	7,874	589,392

		3,958,831

Building Products: 1.0%
Sung Kwang Bend Co., Ltd.	60,113	1,701,013

Total Industrials		23,899,548

CONSUMER DISCRETIONARY: 13.2%

Household Durabales: 2.9%
LG Electronics, Inc.	27,465	3,111,326
Intelligent Digital Integrated Security Co., Ltd.	92,332	1,584,398

		4,695,724

Media: 2.7%
Cheil Communications, Inc.	12,437	2,948,593
ON*Media Corp.[a]	397,700	1,389,602

		4,338,195

Multiline Retail: 2.5%
Hyundai Department Store Co., Ltd.	49,311	3,992,774

Auto Components: 2.3%
Hankook Tire Co., Ltd.	194,340	2,703,166
S&T Daewoo Co., Ltd.	29,130	1,008,084

		3,711,250

Automobiles: 1.6%
Hyundai Motor Co.	37,055	2,515,085

62        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

	SHARES	VALUE
Hotels, Restaurants & Leisure: 1.2%
Modetour Network, Inc.	82,735	$1,858,680

Total Consumer Discretionary		21,111,708

CONSUMER STAPLES: 11.3%

Food & Staples Retailing: 5.7%
Shinsegae Co., Ltd.	9,878	5,316,490
Shinsegae Food Co., Ltd.	59,441	3,807,224

		9,123,714

Personal Products: 3.5%
Amorepacific Corp.	9,121	5,650,216

Beverages: 1.8%
Hite Brewery Co., Ltd.[b]	25,422	2,842,617

Food Products: 0.3%
CJ CheilJedang Corp.[a]	2,278	595,605

Total Consumer Staples		18,212,152

HEALTH CARE: 10.0%

Pharmaceuticals: 10.0%
Yuhan Corp.	26,421	5,531,475
Hanmi Pharmaceutical Co., Ltd.	36,792	5,416,536
Daewoong Pharmaceutical Co., Ltd.	61,669	5,093,640

Total Health Care		16,041,651

TELECOMMUNICATION SERVICES: 4.9%

Wireless Telecommunication Services: 3.5%
SK Telecom Co., Ltd.	20,249	3,687,620
SK Telecom Co., Ltd. ADR	89,500	1,858,915

		5,546,535

Diversified Telecommunication Services: 1.4%
KT Corp.	35,630	1,524,251
KT Corp. ADR	36,900	786,708

		2,310,959

Total Telecommunication Services		7,857,494

MATERIALS: 4.5%

Chemicals: 2.8%
LG Chem, Ltd.	29,515	2,821,567
SSCP Co., Ltd.[a]	107,380	1,657,843

		4,479,410

Metals & Mining: 1.7%
POSCO ADR	20,500	2,660,490

Total Materials		7,139,900

ENERGY: 3.1%

Oil, Gas & Consumable Fuels: 3.1%
GS Holdings Corp.	84,337	3,224,970
S-Oil Corp.	27,358	1,757,524

Total Energy		4,982,494

TOTAL COMMON EQUITIES: 99.4%		159,462,770
(Cost $134,246,434)

PREFERRED EQUITIES: SOUTH KOREA: 0.9%

CONSUMER STAPLES: 0.9%
Food Products: 0.9%
CJ CheilJedang Corp., 2nd Pfd.[a]	5,626	1,392,987

Total Consumer Staples		1,392,987

TOTAL PREFERRED EQUITIES		1,392,987
(Cost $1,298,118)

TOTAL INVESTMENTS: 100.3%		160,855,757
(Cost $135,544,552c)
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS: –0.3%		(480,158)

NET ASSETS: 100.0%		$160,375,599

a	Non–income producing security
b	Illiquid security
c	Cost of investments is $135,544,552 and net unrealized appreciation consists of:

Gross unrealized appreciation	$43,810,683
Gross unrealized depreciation	(18,499,478)

Net unrealized appreciation	$25,311,205

ADR	American Depositary Receipt
Pfd.	Preferred

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com        63

DISCLOSURE OF FUND EXPENSES (Unaudited)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s operating expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual operating expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Operating Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Operating Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before operating expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the operating expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts which cannot implement the redemption fee. In addition, the Funds are actively discussing a schedule for implementation of the fee with these providers.

For more information on this policy, please see the Funds’ prospectus.

The Matthews Asian Funds do not charge any sales loads, exchange fees, or 12b-1 fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

64        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

	Beginning Account Value 1/1/08	Ending Account Value 6/30/08	Expense Ratio[1]	Expenses Paid During Period 1/1/08–6/30/08[2]
Matthews Asia Pacific Equity Income Fund
Actual Fund Return	$1,000.00	$953.40	1.22%	$5.93
Hypothetical 5% Return	$1,000.00	$1,018.80	1.22%	$6.12

Matthews Asian Growth and Income Fund
Actual Fund Return	$1,000.00	$919.60	1.15%	$5.49
Hypothetical 5% Return	$1,000.00	$1,019.14	1.15%	$5.77

Matthews Asia Pacific Fund
Actual Fund Return	$1,000.00	$846.20	1.23%	$5.65
Hypothetical 5% Return	$1,000.00	$1,018.75	1.23%	$6.17

Matthews Pacific Tiger Fund
Actual Fund Return	$1,000.00	$808.00	1.12%	$5.03
Hypothetical 5% Return	$1,000.00	$1,019.29	1.12%	$5.62

Matthews Asian Technology Fund
Actual Fund Return	$1,000.00	$779.60	1.27%	$5.62
Hypothetical 5% Return	$1,000.00	$1,018.55	1.27%	$6.37

Matthews China Fund
Actual Fund Return	$1,000.00	$760.10	1.23%	$5.38
Hypothetical 5% Return	$1,000.00	$1,018.75	1.23%	$6.17

Matthews India Fund
Actual Fund Return	$1,000.00	$626.40	1.29%	$5.22
Hypothetical 5% Return	$1,000.00	$1,018.45	1.29%	$6.47

Matthews Japan Fund
Actual Fund Return	$1,000.00	$927.10	1.25%	$5.99
Hypothetical 5% Return	$1,000.00	$1,018.65	1.25%	$6.27

Matthews Korea Fund
Actual Fund Return	$1,000.00	$759.10	1.24%	$5.42
Hypothetical 5% Return	$1,000.00	$1,018.70	1.24%	$6.22

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Operating expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

800.789.ASIA [2742]    www.matthewsfunds.com        65

STATEMENTS OF ASSETS AND LIABILITIES

UNAUDITED	Matthews Asia Pacific Equity Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Pacific Fund
Assets:
Investments at value (A) (Note 1-A and 5):
Unaffiliated issuers	$98,550,781	$1,939,379,113	$359,109,458
Affiliated issuers	—	19,117,178	9,469,341

Total investments	98,550,781	1,958,496,291	368,578,799
Cash	1,076,076	12,820,419	—
Foreign currency at value (B]	13	802,269	—
Dividends and interest receivable	233,762	2,776,416	1,005,892
Receivable for securities sold	1,115,442	1,720,430	8,346,611
Receivable for capital shares sold	257,780	1,291,532	906,770
Prepaid expenses and other assets	36,477	47,334	27,631

Total assets	101,270,331	1,977,954,691	378,865,703

Liabilities:
Payable for securities purchased	595,459	1,262,583	3,287,390
Payable for capital shares redeemed	1,502,339	3,917,043	1,655,275
Cash overdraft	—	—	3,888,432
Deferred tax liability (Note 1-D)	—	—	135,026
Due to Advisor (Note 3)	56,141	1,120,591	213,539
Administration and accounting fees payable	1,469	29,336	5,586
Administration and shareholder servicing fees payable	14,941	457,536	96,113
Custodian fees payable	6,526	87,361	20,034
Transfer agent fees payable	4,309	334,844	87,701
Accrued expenses payable	12,842	205,484	144,052

Total liabilities	2,194,026	7,414,778	9,533,148

Net Assets	$99,076,305	$1,970,539,913	$369,332,555

Shares Outstanding:
(shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.001 par value)	8,778,237	112,502,667	25,251,787

Net asset value, offering price and redemption price	$11.29	$17.52	$14.63

Net Assets Consist of:
Capital paid-in	$99,724,988	$1,581,359,686	$343,625,098
Undistributed/accumulated net investment income (loss)	(182,266)	(19,544,558)	1,594,675
Undistributed/accumulated net realized gain (loss) on investments and foreign currency related transactions	(66,657)	90,309,595	17,540,852
Net unrealized appreciation/depreciation on investments, foreign currency transactions and deferred taxes	(399,760)	318,415,190	6,571,930

Net Assets	$99,076,305	$1,970,539,913	$369,332,555

(A) Investments at cost:
Unaffiliated issuers	$98,948,963	$1,604,040,457	$347,331,624
Affiliated issuers	—	36,051,674	14,514,640

Total investments at cost	$98,948,963	$1,640,092,131	$361,846,264

(B) Foreign currency at cost	$12	$802,262	$—

See accompanying notes to financial statements.

66        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

Matthews Fund Pacific Tiger	Matthews Asian Technology Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
$2,598,123,663	$179,028,004	$1,302,887,881	$709,654,349	$199,909,921	$160,855,757
155,831,845	—	38,703,635	—	—	—

2,753,955,508	179,028,004	1,341,591,516	709,654,349	199,909,921	160,855,757
41,633,653	436,670	6,113,187	—	296,475	—
6,006,290	92	—	3,470,337	—	—
4,103,927	318,294	5,287,879	1,773,416	732,609	2,966
49,754,501	1,154,031	7,816,803	6,838,007	3,747,031	963,301
779,037	218,252	1,301,884	1,360,662	439,421	153,050
64,383	21,368	111,421	116,580	20,772	21,047

2,856,297,299	181,176,711	1,362,222,690	723,213,351	205,146,229	161,996,121

1,777,383	481,147	3,315,017	546,341	3,819,223	335,131
10,411,679	1,986,742	11,146,722	8,334,356	415,269	958,224
—	—	—	4,113,526	—	58,322
989,953	99,177	—	1,344,880	—	—
1,651,579	106,800	793,466	454,741	113,425	95,701
43,185	2,791	20,707	11,889	2,969	2,503
640,189	43,321	399,834	179,372	46,790	46,523
186,209	11,475	59,642	95,788	1,800	8,793
456,269	36,376	416,918	141,617	38,771	52,517
379,027	39,413	29,526	384,320	103,713	62,808

16,535,473	2,807,242	16,181,832	15,606,830	4,541,960	1,620,522

$2,839,761,826	$178,369,469	$1,346,040,858	$707,606,521	$200,604,269	$160,375,599

126,136,226	23,343,515	44,575,884	46,232,740	14,869,427	32,173,159

$22.51	$7.64	$30.20	$15.31	$13.49	$4.98

$1,997,753,115	$183,885,445	$884,345,615	$692,591,610	$229,011,670	$103,193,485
13,596,502	(348,019)	10,760,946	(13,021,559)	256,870	960,765
357,917,956	(10,663,276)	318,600,423	42,833,740	(4,804,571)	30,912,870
470,494,253	5,495,319	132,333,874	(14,797,270)	(23,859,700)	25,308,479

$2,839,761,826	$178,369,469	$1,346,040,858	$707,606,521	$200,604,269	$160,375,599

$2,110,187,596	$173,420,788	$1,180,418,560	$723,079,925	$223,734,885	$135,544,552
172,233,622	—	28,841,367	—	—	—

$2,282,421,218	$173,420,788	$1,209,259,927	$723,079,925	$223,734,885	$135,544,552

$6,006,273	$91	$—	$3,470,337	$—	$—

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STATEMENTS OF OPERATIONS

UNAUDITED	Matthews Asia Pacific Equity Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Pacific Fund
Investment Income:
Dividends—Unaffiliated Issuers (Note 1-F)	$1,567,248	$30,747,169	$4,315,013
Dividends—Affiliated Issuers (Note 5)	—	832,294	49,103
Interest	144	5,692,856	25
Foreign withholding tax	(46,949)	(921,425)	(225,059)

Total investment income	1,520,443	36,350,894	4,139,082

Expenses:
Investment advisory fees (Note 3)	304,675	7,177,950	1,410,309
Administration and accounting fees	7,858	184,955	36,330
Administration and shareholder servicing fees (Note 3)	95,822	2,576,863	506,181
Custodian fees	25,376	301,670	67,718
Insurance fees	590	16,888	3,591
Printing fees	5,951	212,636	121,148
Professional fees	18,685	53,382	28,054
Registration fees	16,275	17,644	15,627
Transfer agent fees	52,966	1,474,712	316,514
Trustees fees	1,347	42,761	8,712
Other expenses	14,424	66,458	30,223

Total expenses	543,969	12,125,919	2,544,407

Net Investment Income (Loss)	976,474	24,224,975	1,594,675

Realized and Unrealized (Loss) on Investments
Foreign Currency Related Transactions and Deferred Taxes:
Net realized gain (loss) on investments—Unaffiliated Issuers	471	91,338,517	5,085,930
Net realized gain on investments—Affiliated Issuers	—	—	—
Net realized capital gains tax	—	(233,652)	—
Net realized loss on foreign currency-related transactions	(12,230)	(793,777)	(100,665)
Net change in unrealized appreciation/depreciation on investments	(5,530,316)	(294,787,743)	(76,931,076)
Net change in deferred taxes on unrealized appreciation	—	—	(135,026)
Net change in unrealized appreciation/depreciation on foreign currency-related transactions	(2,047)	(78,457)	(28,488)

Net realized and unrealized loss on investments, foreign currency related transactions and deferred taxes	(5,544,122)	(204,555,112)	(72,109,325)

Net Decrease in Net Assets from Operations	$(4,567,648)	$(180,330,137)	$(70,514,650)

See accompanying notes to financial statements.

68        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

Matthews Pacific Tiger Fund	Matthews Asian Technology Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund
$31,372,478	$1,002,911	$19,812,048	$4,699,813	$1,839,899	$640,663
1,659,725	—	514,743	—	—	—
1,436	265	—	628,406	—	—
(1,101,926)	(45,350)	—	—	(128,095)	(105,917)

31,931,713	957,826	20,326,791	5,328,219	1,711,804	534,746

11,070,771	701,060	5,661,059	3,556,841	638,255	678,670
285,131	18,054	145,666	91,531	16,462	17,473
3,680,333	256,930	2,124,930	1,295,420	227,661	242,000
627,140	42,589	328,970	371,298	20,090	32,231
28,399	1,858	17,447	9,166	1,434	1,885
351,726	35,326	176,481	145,919	62,002	39,268
72,819	24,455	37,926	148,033	20,212	20,652
16,732	17,062	89,604	82,938	16,048	9,804
1,803,479	182,898	1,491,722	874,879	142,777	172,746
67,315	4,014	34,318	21,087	4,237	4,800
110,952	21,599	125,993	100,889	18,149	17,310

18,114,797	1,305,845	10,234,116	6,698,001	1,167,327	1,236,839

13,816,916	(348,019)	10,092,675	(1,369,782)	544,477	(702,093)

188,715,956	1,121,116	211,733,975	31,702,232	(7,051,983)	24,065,948
6,446,247	—	—	—	—	—
—	(4,066)	—	(128,095)	—	—
(944,039)	(55,748)	(31,489)	(415,833)	(29,947)	(198,678)
(914,733,883)	(55,557,251)	(746,504,263)	(520,244,971)	(6,540,299)	(79,880,255)
(989,953)	(99,178)	—	1,361,787	—	—
(69,009)	(13,257)	3,132	(44,517)	(37,429)	(13,300)

(721,574,681)	(54,608,384)	(534,798,645)	(487,769,397)	(13,659,658)	(56,026,285)

$(707,757,765)	$(54,956,403)	$(524,705,970)	$(489,139,179)	$(13,115,181)	$(56,728,378)

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STATEMENTS OF CHANGES IN NET ASSETS

Matthews Asia Pacific Equity Income Fund	Six-Month Period Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Operations:
Net investment income (Note 1-F)	$976,474	$1,565,379
Net realized gain (loss) on investments and foreign currency-related transactions	(11,759)	3,363,363
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(5,532,363)	4,107,245

Net increase (decrease) in net assets resulting from operations	(4,567,648)	9,035,987

Distributions to Shareholders from:
Net investment income	(1,118,325)	(1,596,567)
Realized gains on investments	(142,301)	(2,815,658)

Net decrease in net assets resulting from distributions	(1,260,626)	(4,412,225)

Capital Share Transactions (net) (Note 2)	23,252,747	51,177,008

Redemption Fees	27,777	83,071

Total increase in net assets	17,452,250	55,883,841

Net Assets
Beginning of period	81,624,055	25,740,214

End of period (including distributions in excess of net investment income of ($182,266) and ($40,415), respectively)	$99,076,305	$81,624,055

Matthews Asian Growth and Income Fund	Six-Month Period Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Operations:
Net investment income (Note 1-F)	$24,224,975	$56,457,307
Net realized gain on investments and foreign currency-related transactions	90,311,088	278,910,606
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(294,866,200)	90,739,295

Net increase (decrease) in net assets resulting from operations	(180,330,137)	426,107,208

Distributions to Shareholders from:
Net investment income	(27,170,730)	(96,264,281)
Realized gains on investments	(47,215,410)	(212,785,553)

Net decrease in net assets resulting from distributions	(74,386,140)	(309,049,834)

Capital Share Transactions (net) (Note 2)	(48,234,478)	134,811,741

Redemption Fees	83,088	175,559

Total increase (decrease) in net assets	(302,867,667)	252,044,674

Net Assets:
Beginning of period	2,273,407,580	2,021,362,906

End of period (including distributions in excess of net investment income of ($19,544,558) and ($16,598,803), respectively)	$1,970,539,913	$2,273,407,580

See accompanying notes to financial statements.

70        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

Matthews Asia Pacific Fund

	Six-Month Period Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Operations:
Net investment income (Note 1-F)	$1,594,675	$2,836,437
Net realized gain on investments and foreign currency-related transactions	4,985,265	56,028,503
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(76,959,564)	(6,309,200)
Net change in deferred taxes on unrealized appreciation	(135,026)	—

Net increase (decrease) in net assets resulting from operations	(70,514,650)	52,555,740

Distributions to Shareholders from:
Net investment income	—	(2,370,383)
Realized gains on investments	—	(42,227,483)

Net decrease in net assets resulting from distributions	—	(44,597,866)

Capital Share Transactions (net) (Note 2)	(31,263,646)	13,108,865

Redemption Fees	56,385	289,043

Total increase (decrease) in net assets	(101,721,911)	21,355,782

Net Assets:
Beginning of period	471,054,466	449,698,684

End of period (including undistributed net investment income of $1,594,675 and $0, respectively)	$369,332,555	$471,054,466

Matthews Pacific Tiger Fund

	Six-Month Period Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Operations:
Net investment income (Note 1-F)	$13,816,916	$40,633,130
Net realized gain on investments and foreign currency-related transactions	194,218,164	616,532,248
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(914,802,892)	401,089,243
Net change in deferred taxes on unrealized appreciation	(989,953)	—

Net increase (decrease) in net assets resulting from operations	(707,757,765)	1,058,254,621

Distributions to Shareholders from:
Net investment income	—	(39,622,673)
Realized gains on investments	—	(456,164,472)

Net decrease in net assets resulting from distributions	—	(495,787,145)

Capital Share Transactions (net) (Note 2)	(259,337,693)	(59,741,167)

Redemption Fees	142,813	270,920

Total increase (decrease) in net assets	(966,952,645)	502,997,229

Net Assets:
Beginning of period	3,806,714,471	3,303,717,242

End of period (including undistributed/(distributions in excess of) net investment income of $13,596,502 and ($220,414) respectively)	$2,839,761,826	$3,806,714,471

See accompanying notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Matthews Asian Technology Fund

	Six-Month Period Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Operations:
Net investment loss (Note 1-F)	$(348,019)	$(536,127)
Net realized gain on investments and foreign currency-related transactions	1,061,302	908,230
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(55,570,508)	33,855,661
Net change in deferred taxes on unrealized appreciation	(99,178)	—

Net increase (decrease) in net assets resulting from operations	(54,956,403)	34,227,764

Capital Share Transactions (net) (Note 2)	(19,118,389)	88,052,034

Redemption Fees	140,174	205,263

Total increase (decrease) in net assets	(73,934,618)	122,485,061

Net Assets:
Beginning of period	252,304,087	129,819,026

End of period (including undistributed net investment income/accumulated net investment loss of ($348,019) and $0, respectively)	$178,369,469	$252,304,087

Matthews China Fund

	Six-Month Period Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Operations:
Net investment income	$10,092,675	$7,829,613
Net realized gain on investments and foreign currency-related transactions	211,702,486	227,250,534
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(746,501,131)	511,274,206

Net increase (decrease) in net assets resulting from operations	(524,705,970)	746,354,353

Distributions to Shareholders from:
Net investment income	—	(6,158,810)
Realized gains on investments	—	(77,731,715)

Net decrease in net assets resulting from distributions	—	(83,890,525)

Capital Share Transactions (net) (Note 2)	(466,191,272)	701,616,219

Redemption Fees	1,535,961	4,794,051

Total increase (decrease) in net assets	(989,361,281)	1,368,874,098

Net Assets:
Beginning of period	2,335,402,139	966,528,041

End of period (including undistributed net investment income of $10,760,946 and $668,271, respectively)	$1,346,040,858	$2,335,402,139

See accompanying notes to financial statements.

72        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

Matthews India Fund

	Six-Month Period Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Operations:
Net investment loss	$(1,369,782)	$(333,161)
Net realized gain on investments and foreign currency-related transactions	31,158,304	53,166,317
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(520,289,488)	394,310,928
Net change in deferred taxes on unrealized appreciation	1,361,787	(2,706,668)

Net increase (decrease) in net assets resulting from operations	(489,139,179)	444,437,416

Distributions to Shareholders from:
Net investment income	—	(10,292,742)
Realized gains on investments	—	(33,448,687)

Net decrease in net assets resulting from distributions	—	(43,741,429)

Capital Share Transactions (net) (Note 2)	(115,566,600)	239,741,332

Redemption Fees	1,240,610	991,445

Total increase (decrease) in net assets	(603,465,169)	641,428,764

Net Assets:
Beginning of period	1,311,071,690	669,642,926

End of period (including accumulated net investment loss/(distributions in excess of net investment income) of ($13,021,559) and ($11,651,777) respectively)	$707,606,521	$1,311,071,690

Matthews Japan Fund

	Six-Month Period Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Operations:
Net investment income (loss)	$544,477	$(33,074)
Net realized gain (loss) on investments and foreign currency-related transactions	(7,081,930)	11,569,558
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(6,577,728)	(41,405,843)

Net decrease in net assets resulting from operations	(13,115,181)	(29,869,359)

Distributions to Shareholders from:
Net investment income	—	(82,767)
Realized gains on investments	—	(11,302,469)

Net decrease in net assets resulting from distributions	—	(11,385,236)

Capital Share Transactions (net) (Note 2)	46,809,583	(68,606,284)

Redemption Fees	49,636	65,210

Total increase (decrease) in net assets	33,744,038	(109,795,669)

Net Assets:
Beginning of period	166,860,231	276,655,900

End of period (including undistributed (distributions in excess of) net investment income of $256,870 and ($287,607), respectively)	$200,604,269	$166,860,231

See accompanying notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Matthews Korea Fund

	Six-Month Period Ended June 30, 2008 (unaudited)	Year Ended December 31, 2007
Operations:
Net investment income (loss) (Note 1-F)	$(702,093)	$2,792,938
Net realized gain on investments and foreign currency-related transactions	23,867,270	28,585,298
Net change in unrealized appreciation/depreciation on investments and foreign currency related transactions	(79,893,555)	6,798,387

Net increase (decrease) in net assets resulting from operations	(56,728,378)	38,176,623

Distributions to Shareholders from:
Net investment income	—	(627,099)
Realized gains on investments	—	(30,040,481)

Net decrease in net assets resulting from distributions	—	(30,667,580)

Capital Share Transactions (net) (Note 2)	(33,364,847)	1,773,202

Redemption Fees	47,395	136,425

Total increase (decrease) in net assets	(90,045,830)	9,418,670

Net Assets:
Beginning of period	250,421,429	241,002,759

End of period (including undistributed net investment income of $960,765 and $1,662,858, respectively)	$160,375,599	$250,421,429

See accompanying notes to financial statements.

74        MATTHEWS ASIAN FUNDS

FINANCIAL HIGHLIGHTS	JUNE 30, 2008

Matthews Asia Pacific Equity Income Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2008 (unaudited)	Year Ended Dec. 31, 2007	Period Ended Dec. 31, 2006[1]
Net Asset Value, beginning of period	$12.00	$10.77	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.13 [2]	0.27	0.02
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	(0.69)	1.67	0.77

Total from investment operations	(0.56)	1.94	0.79

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.27)	(0.02)
Net realized gains on investments	(0.02)	(0.45)	—

Total distributions	(0.15)	(0.72)	(0.02)

Paid-in capital from redemption fees (Note 2)	— [3]	0.01	— [3]

Net Asset Value, end of period	$11.29	$12.00	$10.77

TOTAL RETURN	(4.66)%[4]	18.05%	7.90%[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$99,076	$81,624	$25,740

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.22%[5]	1.42%	2.93%[5]

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.22%[5]	1.39%	1.50%[5]

Ratio of net investment income to average net assets (Note 1-F)	2.19%[5]	2.66%	1.34%[5]

Portfolio turnover	16.49%[4]	26.95%	0.00%[4]

[1]	The Matthews Asia Pacific Equity Income Fund commenced operations on October 31, 2006.
[2]	Calculated using the average daily shares method.
[3]	Less than $0.01 per share.
[4]	Not annualized.
[5]	Annualized.

See accompanying notes to financial statements.

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FINANCIAL HIGHLIGHTS

Matthews Asian Growth and Income Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2008 (unaudited)	Years Ended Dec. 31,			Four-Month Period Ended Dec. 31, 2004[1]	Years Ended August 31,
		2007	2006	2005		2004	2003
Net Asset Value, beginning of period	$19.78	$18.68	$17.14	$15.82	$14.65	$12.21	$10.71

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.22 [2]	1.07	0.46	0.45	0.11	0.32	0.23
Net realized gain and unrealized appreciation (depreciation) on investments and foreign currency	(1.80)	2.93	3.47	2.02	1.83	2.56	1.61

Total from investment operations	(1.58)	4.00	3.93	2.47	1.94	2.88	1.84

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	(0.90)	(0.62)	(0.43)	(0.38)	(0.25)	(0.20)
Net realized gains on investments	(0.43)	(2.00)	(1.77)	(0.72)	(0.39)	(0.20)	(0.15)

Total distributions	(0.68)	(2.90)	(2.39)	(1.15)	(0.77)	(0.45)	(0.35)

Paid-in capital from redemption fees (Note 2)	— [3]	— [3]	— [3]	— [3]	— [3]	0.01	0.01

Net Asset Value, end of period	$17.52	$19.78	$18.68	$17.14	$15.82	$14.65	$12.21

TOTAL RETURN	(8.04)%[4]	21.54%	23.38%	15.76%	13.32%[4]	23.99%	17.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,970,540	$2,273,408	$2,021,363	$1,676,559	$1,236,491	$1,007,187	$533,302

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.15%[5]	1.16%	1.20%	1.28%	1.35%[5]	1.45%	1.69%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.15%[5]	1.15%	1.19%	1.27%	1.31%[5]	1.44%	1.69%

Ratio of net investment income to average net assets (Note 1-F)	2.30%[5]	2.59%	2.27%	2.60%	2.19%[5]	2.28%	2.69%

Portfolio turnover	20.21%[4]	27.93%	28.37%	20.16%	7.32%[4]	17.46%	13.33%

[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.
[2]	Calculated using the average daily shares method.
[3]	Less than $0.01 per share.
[4]	Not annualized.
[5]	Annualized.

See accompanying notes to financial statements.

76        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

Matthews Asia Pacific Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2008 (unaudited)	Years Ended Dec. 31,			Four-Month Period Ended Dec. 31, 2004[1]	Period Ended Aug. 31, 2004[2]
		2007	2006	2005
Net Asset Value, beginning of period	$17.29	$16.92	$14.89	$12.58	$10.70	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.06 [3]	0.09	0.07	0.07	(0.01)	0.02
Net realized gain and unrealized appreciation (depreciation) on investments and foreign currency	(2.72)	2.02	2.50	2.30	1.93	0.66

Total from investment operations	(2.66)	2.11	2.57	2.37	1.92	0.68

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.09)	(0.07)	(0.06)	(0.02)	—
Net realized gains on investments	—	(1.66)	(0.48)	—	(0.02)	—

Total distributions	—	(1.75)	(0.55)	(0.06)	(0.04)	—

Paid-in capital from redemption fees (Note 2)	— [4]	0.01	0.01	— [4]	— [4]	0.02

Net Asset Value, end of period	$14.63	$17.29	$16.92	$14.89	$12.58	$10.70

TOTAL RETURN	(15.38)%[5]	11.92%	17.39%	18.84%	18.00%[5]	7.00%[5]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$369,333	$471,054	$449,699	$285,169	$112,043	$76,222

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.23%[6]	1.20%	1.26%	1.35%	1.52%[6]	1.67%[6]

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.23%[6]	1.20%	1.24%	1.34%	1.51%[6]	1.66%[6]

Ratio of net investment income (loss) to average net assets (Note 1-F)	0.77%[6]	0.60%	0.47%	0.67%	(0.30)%[6]	0.39%[6]

Portfolio turnover	37.46%[5]	40.49%	40.45%	15.84%	1.28%[5]	10.75%[5]

[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.
[2]	The Matthews Asia Pacific Fund commenced operations on October 31, 2003.
[3]	Calculated using the average daily shares method.
[4]	Less than $0.01 per share.
[5]	Not annualized.
[6]	Annualized.

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com        77

FINANCIAL HIGHLIGHTS

Matthews Pacific Tiger Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2008 (unaudited)	Years Ended Dec. 31,			Four-Month Period Ended Dec. 31, 2004[1]	Years Ended August 31,
		2007	2006	2005		2004	2003
Net Asset Value, beginning of period	$27.86	$23.71	$19.27	$15.90	$13.22	$11.20	$8.54

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.11 [2]	0.30	0.22	0.14	(0.01)	0.09	0.07
Net realized gain and unrealized appreciation (depreciation) on investments and foreign currency	(5.46)	7.78	5.01	3.43	3.00	1.95	2.58

Total from investment operations	(5.35)	8.08	5.23	3.57	2.99	2.04	2.65

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.31)	(0.21)	(0.12)	(0.10)	(0.04)	—
Net realized gains on investments	—	(3.62)	(0.58)	(0.09)	(0.21)	—	—

Total distributions	—	(3.93)	(0.79)	(0.21)	(0.31)	(0.04)	—

Paid-in capital from redemption fees (Note 2)	— [3]	— [3]	— [3]	0.01	— [3]	0.02	0.01

Net Asset Value, end of period	$22.51	$27.86	$23.71	$19.27	$15.90	$13.22	$11.20

TOTAL RETURN	(19.20)%[4]	33.66%	27.22%	22.51%	22.69%[4]	18.45%	31.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$2,839,762	$3,806,714	$3,303,717	$2,031,995	$855,153	$587,133	$229,467

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.12%[5]	1.11%	1.18%	1.31%	1.39%[5]	1.50%	1.75%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.12%[5]	1.10%	1.16%	1.31%	1.36%[5]	1.48%	1.75%

Ratio of net investment income (loss) to average net assets (Note 1-F)	0.85%[5]	1.12%	1.12%	1.10%	(0.16)%[5]	0.95%	1.04%

Portfolio turnover	18.02%[4]	24.09%	18.80%	3.03%	3.82%[4]	15.16%	28.24%

[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.
[2]	Calculated using the average daily shares method.
[3]	Less than $0.01 per share.
[4]	Not annualized.
[5]	Annualized.

See accompanying notes to financial statements.

78        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

Matthews Asian Technology Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2008 (unaudited)	Years Ended Dec. 31,			Four-Month Period Ended Dec. 31, 2004[1]	Years Ended August 31,
		2007	2006	2005		2004	2003
Net Asset Value, beginning of period	$9.80	$7.92	$6.53	$5.45	$4.83	$4.30	$3.13

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)[2]	— [3]	(0.02)	— [3]	(0.02)	(0.02)	(0.01)
Net realized gain and unrealized appreciation (depreciation) on investments and foreign currency	(2.16)	1.87	1.40	1.08	0.64	0.53	1.16

Total from investment operations	(2.17)	1.87	1.38	1.08	0.62	0.51	1.15

Paid-in capital from redemption fees (Note 2)	0.01	0.01	0.01	— [3]	— [3]	0.02	0.02

Net Asset Value, end of period	$7.64	$9.80	$7.92	$6.53	$5.45	$4.83	$4.30

TOTAL RETURN	(22.04)%[4]	23.74%	21.29%	19.82%	12.84%[4]	12.40%	37.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$178,369	$252,304	$129,819	$50,426	$38,865	$34,297	$18,769

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.27%[5]	1.26%	1.41%	1.49%	1.64%[5]	1.63%	2.10%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.27%[5]	1.25%	1.39%	1.48%	1.60%[5]	1.91%	2.00%

Ratio of net investment income (loss) to average net assets (Note 1-F)	(0.34)%[5]	(0.30)%	(0.29)%	0.08%	(0.85)%[5]	(0.31)%	(0.61)%

Portfolio turnover	44.64%[4]	33.21%	34.77%	29.76%	7.36%[4]	41.25%	72.03%

[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.
[2]	Calculated using the average daily shares method.
[3]	Less than $0.01 per share.
[4]	Not annualized.
[5]	Annualized.

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com        79

FINANCIAL HIGHLIGHTS

Matthews China Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2008 (unaudited)	Years Ended Dec. 31,			Four-Month Period Ended Dec. 31, 2004[1]	Years Ended August 31,
		2007	2006	2005		2004	2003
Net Asset Value, beginning of period	$39.73	$24.16	$14.76	$14.01	$13.26	$11.54	$8.96

INCOME FROM
INVESTMENT OPERATIONS:
Net investment income	0.20 [2]	0.12	0.15	0.22	0.03	0.08	0.11
Net realized gain and unrealized appreciation (depreciation) on investments and foreign currency	(9.76)	16.85	9.39	0.74	1.38	1.67	2.59

Total from investment operations	(9.56)	16.97	9.54	0.96	1.41	1.75	2.70

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.11)	(0.15)	(0.22)	(0.14)	(0.07)	(0.14)
Net realized gains on investments	—	(1.37)	—	—	(0.53)	—	—
Return of capital	—	—	— [3]	—	—	—	—

Total distributions	—	(1.48)	(0.15)	(0.22)	(0.67)	(0.07)	(0.14)

Paid-in capital from redemption fees (Note 2)	0.03	0.08	0.01	0.01	0.01	0.04	0.02

Net Asset Value, end of period	$30.20	$39.73	$24.16	$14.76	$14.01	$13.26	$11.54

TOTAL RETURN	(23.99)%[4]	70.14%	64.81%	6.91%	10.61%[4]	15.48%	30.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,346,041	$2,335,402	$966,528	$388,950	$380,121	$340,251	$111,950

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.23%[5]	1.18%	1.27%	1.31%	1.47%[5]	1.52%	1.78%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.23%[5]	1.17%	1.26%	1.30%	1.43%[5]	1.50%	1.79%

Ratio of net investment income to average net assets	1.22%[5]	0.49%	0.96%	1.46%	0.85%[5]	1.04%	1.93%

Portfolio turnover	5.57%[4]	22.13%	11.65%	11.82%	4.99%[4]	28.99%	19.34%

[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.
[2]	Calculated using the average daily shares method.
[3]	Less than $0.01 per share.
[4]	Not annualized.
[5]	Annualized.

See accompanying notes to financial statements.

80        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

Matthews India Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2008 (unaudited)	Years Ended Dec. 31,		Period Ended Dec. 31, 2005[1]
		2007	2006
Net Asset Value, beginning of period	$24.44	$15.45	$11.32	$10.00

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment loss	(0.03)[2]	(0.01)	(0.01)	(0.01)
Net realized gain and unrealized appreciation (depreciation) on investments and foreign currency	(9.12)	(9.12)	4.11	1.33

Total from investment operations	(9.15)	9.86	4.10	1.32

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.21)	—	—
Net realized gains on investments	—	(0.68)	—	—

Total distributions	—	(0.89)	—	—

Paid-in capital from redemption fees (Note 2)	0.02	0.02	0.03	— [3]

Net Asset Value, end of period	$15.31	$24.44	$15.45	$11.32

TOTAL RETURN	(37.36)%[4]	64.13%	36.48%	13.20%[4]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$707,607	$1,311,072	$669,643	$80,897

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.29%[5]	1.29%	1.41%	2.75%[5]

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.29%[5]	1.28%	1.41%	2.00%[5]

Ratio of net investment loss to average net assets	(0.26)%[5]	(0.04)%	(0.08)%	(1.17)%[5]

Portfolio turnover	27.01%[4]	25.59%	21.57%	0.00%[4]

[1]	The Matthews India Fund commenced operations on October 31, 2005.
[2]	Calculated using the average daily shares method.
[3]	Less than $0.01 per share.
[4]	Not annualized.
[5]	Annualized.

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com        81

FINANCIAL HIGHLIGHTS

Matthews Japan Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2008 (unaudited)	Years Ended Dec. 31,			Four-Month Period Ended Dec. 31, 2004[1]	Years Ended August 31,
		2007	2006	2005		2004	2003
Net Asset Value, beginning of period	$14.55	$17.29	$18.48	$16.12	$14.73	$10.90	$9.60

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (loss)	0.04 [2]	0.03	(0.08)	0.02	(0.02)	(0.05)	(0.03)
Net realized gain (loss) and unrealized appreciation (depreciation) on investments and foreign currency	(1.10)	(1.86)	(1.12)	2.36	1.40	3.82	1.30

Total from investment operations	(1.06)	(1.83)	(1.20)	2.38	1.38	3.77	1.27

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.01)	—	(0.03)	—	—	—
Net realized gains on investments	—	(0.91)	—	—	—	—	—

Total distributions	—	(0.92)	—	(0.03)	—	—	—

Paid-in capital from redemption fees (Note 2)	— [3]	0.01	0.01	0.01	0.01	0.06	0.03

Net Asset Value, end of period	$13.49	$14.55	$17.29	$18.48	$16.12	$14.73	$10.90

TOTAL RETURN	(7.29)%[4]	(10.96)%	(6.44)%	14.83%	9.44%[4]	35.14%	13.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$200,604	$166,860	$276,656	$367,618	$200,482	$195,256	$23,653

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.25%[5]	1.24%	1.25%	1.29%	1.40%[5]	1.46%	1.92%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.25%[5]	1.23%	1.24%	1.28%	1.38%[5]	1.45%	2.00%

Ratio of net investment income (loss) to average net assets	0.58%[5]	(0.01)%	(0.29)%	(0.10)%	(0.31)%[5]	(0.71)%	(1.05)%

Portfolio turnover	43.18%[4]	45.51%	59.95%	20.88%	5.30%[4]	14.57%	77.30%

[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.
[2]	Calculated using the average daily shares method.
[3]	Less than $0.01 per share.
[4]	Not annualized.
[5]	Annualized.

See accompanying notes to financial statements.

82        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

Matthews Korea Fund

The table below sets forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Six-Month Period Ended June 30, 2008 (unaudited)	Years Ended Dec. 31,			Four-Month Period Ended Dec. 31, 2004[1]	Years Ended August 31,
		2007	2006	2005		2004	2003
Net Asset Value, beginning of period	$6.56	$6.23	$6.37	$4.08	$3.94	$4.37	$4.42

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)[2]	0.07	0.01	0.01	—	0.04	0.01
Net realized gain and unrealized appreciation (depreciation) on investments and foreign currency	(1.56)	1.15	0.80	2.39	0.78	0.34	0.32

Total from investment operations	(1.58)	1.22	0.81	2.40	0.78	0.38	0.33

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.02)	(0.01)	—	(0.01)	—	—
Net realized gains on investments	—	(0.87)	(0.95)	(0.11)	(0.63)	(0.82)	(0.39)

Total distributions	—	(0.89)	(0.96)	(0.11)	(0.64)	(0.82)	(0.39)

Paid-in capital from redemption fees (Note 2)	— [3]	— [3]	0.01	— [3]	— [3]	0.01	0.01

Net Asset Value, end of period	$4.98	$6.56	$6.23	$6.37	$4.08	$3.94	$4.37

TOTAL RETURN	(24.09)%[4]	18.90%	12.99%	58.76%	20.60%[4]	9.91%	8.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$160,376	$250,421	$241,003	$269,925	$127,794	$110,199	$217,267

Ratio of expenses to average net assets before reimbursement, waiver or recapture of expenses by Advisor and Administrator (Note 3)	1.24%[5]	1.21%	1.30%	1.35%	1.49%[5]	1.51%	1.72%

Ratio of expenses to average net assets after reimbursement, waiver or recapture of expenses by Advisor and Administrator	1.24%[5]	1.21%	1.28%	1.35%	1.31%[5]	1.50%	1.72%

Ratio of net investment income (loss) to average net assets	(0.71)%[5]	1.17%	(0.09)%	0.27%	(0.69)%[5]	0.29%	0.17%

Portfolio turnover	29.78%[4]	24.20%	25.82%	10.13%	6.53%[4]	18.40%	29.90%

[1]	The Fund’s fiscal year-end changed from August 31 to December 31, effective December 31, 2004.
[2]	Calculated using the average daily shares method.
[3]	Less than $0.01 per share.
[4]	Not annualized.
[5]	Annualized.

See accompanying notes to financial statements.

800.789.ASIA [2742]    www.matthewsfunds.com        83

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES

Matthews Asian Funds (the “Trust”) is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “Act”). The Trust currently issues nine separate series of shares (each a “Fund” and collectively, the “Funds”): Matthews Asia Pacific Equity Income Fund, Matthews Asian Growth and Income Fund, Matthews Asia Pacific Fund, Matthews Pacific Tiger Fund, Matthews Asian Technology Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund and Matthews Korea Fund. Matthews Pacific Tiger Fund, Matthews China Fund and Matthews Korea Fund are authorized to offer two classes of shares: Class I shares and Class A shares. Currently, only Class I shares are offered. Effective December 31, 2004, the Funds fiscal year end changed from August 31 to December 31. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A.	SECURITY VALUATION: The Funds’ equity securities are valued based on market quotations or at fair value as determined in good faith by or under the direction of the Board of Trustees (the “Board”) when no market quotations are available or when market quotations have become unreliable. The Board has delegated the responsibility of making fair value determinations to the Funds’ Valuation Committee (the “Valuation Committee”), subject to the Funds’ Pricing Policies. The Funds have retained third-party pricing services which may be utilized by the Valuation Committee under circumstances described in the Pricing Policies to provide fair value prices for certain securities held by the Funds. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV differ from quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board’s oversight.

The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. International dollar bonds are issued offshore, pay interest and principal in U.S. dollars, and are denominated in U.S. dollars.

Market values for equity securities are determined based on the last sale price on the principal (or most advantageous) market on which the security is traded. If a reliable last sale price is not available, market values for equity securities are determined using the mean between the last available bid and asked price. Securities are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board.

Foreign securities are valued as of the close of trading on the primary (or most advantageous) market on which they trade. The value is then converted to U.S. dollars using current exchange rates and in accordance with the Pricing Policies. Foreign currency exchange rates are determined as of the close of trading on the New York Stock Exchange, Inc. (“NYSE”).

Events affecting the value of foreign investments occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of a Funds’ NAV on that day. If events that materially affect the value of the Funds’ foreign investments occur during such period and the impact of such events can be reasonably determined, the investments will be valued at their fair value as described above.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates.

B.	ADOPTION OF STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157 “FAIR VALUE MEASUREMENTS” (“FAS 157”): In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of January 1,2008. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1: Quoted prices in active markets for identical securities

84        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.]

Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to value the Fund’s net assets as of June 30, 2008 is as follows:

	MATTHEWS ASIA PACIFIC EQUITY INCOME FUND	MATTHEWS ASIAN GROWTH AND INCOME FUND	MATTHEWS ASIA PACIFIC FUND	MATTHEWS PACIFIC TIGER FUND	MATTHEWS ASIAN TECHNOLOGY FUND
Level 1: Quoted Prices	$74,540,895	$1,161,465,456	$303,130,850	$1,867,999,906	$160,952,243
Level 2: Other Significant Observable Inputs	24,009,886	797,030,835	65,447,949	885,955,602	18,075,761
Level 3: Significant Unobservable Inputs	—	—	—	—	—

Total Market Value of Investments	$98,550,781	$1,958,496,291	$368,578,799	$2,753,955,508	$179,028,004

	MATTHEWS CHINA FUND	MATTHEWS INDIA FUND	MATTHEWS JAPAN FUND	MATTHEWS KOREA FUND
Level 1: Quoted Prices	$168,089,964	$695,266,224	$199,909,921	$158,013,140
Level 2: Other Significant Observable Inputs	1,173,501,552	14,388,125	—	—
Level 3: Significant Unobservable Inputs	—	—	—	2,842,617

Total Market Value of Investments	$1,341,591,516	$709,654,349	$199,909,921	$160,855,757

Following is reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	MATTHEWS ASIA PACIFIC EQUITY INCOME FUND	MATTHEWS ASIAN GROWTH AND INCOME FUND	MATTHEWS KOREA FUND
Balance as of 12/31/07 (market value)	$2,115,979	$6,791,533	$—
Transfers in and/or out of Level 3	(2,115,979)	(6,791,533)	2,842,617

Balance as of 6/30/08 (market value)	$—	$—	$2,842,617

C.	RISKS ASSOCIATED WITH NON-U.S. COMPANIES: Investments by the Funds in the securities of non-U.S. companies may involve investment risks different from those of U.S. issuers including possible political or economical instability of the country of the issuer, the possibility of disruption to international trade patterns, the possibility of currency crises and exchange controls, the possible imposition of foreign withholding tax on the interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. government. There may be less publicly available information about a non-U.S. company than about a U.S. company. Sometimes non-U.S. companies are subject to different accounting, auditing, and financial reporting standards, practices, and requirements than U.S. companies. There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the U.S., which may result in less transparency with respect to a company’s operations. The absence of negotiated brokerage commissions in certain countries may result in higher brokerage fees. With respect to certain non-U.S. countries, there is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries.

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NOTES TO FINANCIAL STATEMENTS

D.	FEDERAL INCOME TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code of 1986, as amended (“the Code”) applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds have met the requirements of the Code applicable to regulated investment companies for the period ended June 30,2008. Therefore, no federal income tax provision is required. Income and capital gains of the Funds are determined in accordance with both tax regulations and accounting principles generally accepted in the U.S. (GAAP). Such treatment may result in temporary and permanent differences between tax basis earnings and earnings reported for financial statement purposes. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to certain differences in computation of distributable income and capital gains under federal tax rules versus GAAP. and the use of the tax accounting practice known as equalization.

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in India on gains realized upon sale of Indian securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains may be carried forward to offset future gains. Funds with exposure to Indian securities may accrue a deferred liability for unrealized gains in excess of available carryforwards on Indian securities based on existing tax rates and holding periods of the securities. As of June 30,2008, the Matthews Asia Pacific Fund, Matthews Pacific Tiger Fund, Matthews Asia Technology Funds and Matthews India Fund have recorded a payable of $135,026, $989,953, $99,177 and $1,344,880, respectively as an estimate for potential future India capital gains taxes.

The Funds adopted the provisions of FASB Interpretation No. 48 (“FIN48”), Accounting for Uncertainty in Income Taxes, on June 29,2007 and was applied to all open tax years as of the date of effectiveness. The implementation of FIN48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Funds. As of and during the period ended June 30,2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Under the current tax law, capital and currency losses realized after October 31 and prior to the Fund’s fiscal year end may be deferred as occurring on the first day of the following fiscal year. Post October losses at the fiscal year ended December 31, 2007 were as follows:

	POST-OCTOBER CAPITAL LOSSES	POST-OCTOBER CURRENCY LOSSES
Matthews Asian Growth and Income Fund	$—	$(22,680)
Matthews Pacific Tiger Fund	—	(220,413)
Matthews Asian Technology Fund	(587,611)	—
Matthews China Fund	—	(19,959)
Matthews India Fund	—	(31,442)
Matthews Korea Fund	—	(10,385)

For federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2007, which are available to offset future capital gains, if any:

LOSSES DEFERRED EXPIRING IN:	2008	2009	2010	TOTAL
Matthews Asian Technology Fund	$(1,570,881)	$(5,967,059)	$(3,461,198)	$(10,999,138)

E.	DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of Matthews Asia Pacific Equity Income Fund to distribute net investment income on a quarterly basis and capital gains, if any, annually. It is the policy of Matthews Asian Growth and Income Fund to distribute net investment income on a semi-annual basis and capital gains, if any, annually. Matthews Asia Pacific Fund, Matthews Pacific Tiger Fund, Matthews Asian Technology Fund, Matthews China Fund, Matthews India Fund, Matthews Japan Fund and Matthews Korea Fund distribute net investment income and capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

86        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

The tax character of distributions paid for the fiscal year December 31, 2007 were as follows:

YEAR ENDED DECEMBER 31, 2007	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	TOTAL TAXABLE DISTRIBUTIONS
Matthews Asia Pacific Equity Income Fund	$4,412,225	$—	$4,412,225
Matthews Asian Growth and Income Fund	113,973,409	195,076,425	309,049,834
Matthews Asia Pacific Fund	5,198,959	39,398,907	44,597,866
Matthews Pacific Tiger Fund	47,688,902	448,098,243	495,787,145
Matthews China Fund	6,158,810	77,731,715	83,890,525
Matthews India Fund	11,776,278	31,965,151	43,741,429
Matthews Japan Fund	82,727	11,302,509	11,385,236
Matthews Korea Fund	627,099	30,040,481	30,667,580

F.	INVESTMENT TRANSACTIONS AND INCOME: Securities transactions are accounted for on the date the securities are purchased or sold. Gains or losses on the sale of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

For the year ended December 31,2007, the Funds changed the method by which it records and recognizes dividend income for Korean equity securities held in the Funds as a result of, among other things, establishing a reasonable basis to estimate for Korean dividends at ex-date. Prior to 2007, it had been the policy of the Funds to record dividends for certain Korean securities following the annual general meeting of shareholders of such companies. These dividends were records in the next fiscal year following the ex-date of these distributions. Dividend income is now recorded in the current fiscal year on ex-date based on estimated dividend rates. Estimated dividends are updated as additional information becomes available.

As a result of this change, there was an increase in dividend income and the net investment income ratio for the fiscal year ended December 31, 2007, as follows:

	INCREASE IN DIVIDEND INCOME	INCREASE IN 1- YEAR TOTAL RETURN	INCREASE IN NET INVESTMENT INCOME RATIO
Matthews Asia Pacific Equity Income Fund	$58,830	0.10%	0.10%
Matthews Asian Growth and Income Fund	5,529,268	0.30%	0.25%
Matthews Asia Pacific Fund	310,558	0.06%	0.07%
Matthews Pacific Tiger Fund	4,117,625	0.14%	0.11%
Matthews Asian Technology Fund	110,740	0.00%	0.06%
Matthews Korea Fund	2,308,504	1.09%	0.97%

G.	FUND EXPENSE ALLOCATIONS: The Funds account separately for the assets, liabilities and operations of each Fund. Direct expenses of each Fund are charged to the Fund while general expenses are allocated pro-rata among the Funds based on net assets.

H.	USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

2.	CAPITAL SHARE TRANSACTIONS:

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share.

MATTHEWS ASIA PACIFIC EQUITY INCOME FUND

	SIX-MONTH PERIOD ENDED JUNE 30, 2008 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	3,353,021	$39,072,273	6,323,727	$73,333,655
Shares issued through reinvestment of distributions	101,414	1,158,301	344,963	4,244,205
Shares redeemed	(1,478,095)	(16,977,827)	(2,257,812)	(26,400,852)

Net increase	1,976,340	$23,252,747	4,410,878	$51,177,008

MATTHEWS ASIAN GROWTH AND INCOME FUND

	SIX-MONTH PERIOD ENDED JUNE 30, 2008 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	7,145,580	$135,889,055	14,935,556	$298,658,709
Shares issued through reinvestment of distributions	3,990,838	70,854,156	14,482,732	291,967,013
Shares redeemed	(13,553,120)	(254,977,689)	(22,714,991)	(455,813,981)

Net increase (decrease)	(2,416,702)	$(48,234,478)	6,703,297	$134,811,741

MATTHEWS ASIA PACIFIC FUND

	SIX-MONTH PERIOD ENDED JUNE 30, 2008 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	2,632,557	$41,632,770	9,065,758	$160,241,353
Shares issued through reinvestment of distributions	6	108	1,758,055	32,330,674
Shares redeemed	(4,627,694)	(72,896,524)	(10,147,960)	(179,463,162)

Net increase (decrease)	(1,995,131)	$(31,263,646)	675,853	$13,108,865

MATTHEWS PACIFIC TIGER FUND

	SIX-MONTH PERIOD ENDED JUNE 30, 2008 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	6,967,710	$174,564,748	15,328,359	$411,688,821
Shares issued through reinvestment of distributions	1,775	50,864	12,817,908	367,232,760
Shares redeemed	(17,450,078)	(433,953,305)	(30,872,328)	(838,662,748)

Net decrease	(10,480,593)	$(259,337,693)	(2,726,061)	$(59,741,167)

MATTHEWS ASIAN TECHNOLOGY FUND

	SIX-MONTH PERIOD ENDED JUNE 30, 2008 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	5,236,940	$45,589,204	17,487,919	$157,985,546
Shares redeemed	(7,639,741)	(64,707,593)	(8,141,399)	(69,933,512)

Net increase (decrease)	(2,402,801)	$(19,118,389)	9,346,520	$88,052,034

88        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

MATTHEWS CHINA FUND

	SIX-MONTH PERIOD ENDED JUNE 30, 2008 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	8,442,268	$289,645,868	48,359,909	$1,656,572,773
Shares issued through reinvestment of distributions	19	—	1,903,538	81,509,428
Shares redeemed	(22,652,955)	(755,837,140)	(31,479,275)	(1,036,465,982)

Net increase (decrease)	(14,210,668)	$(466,191,272)	18,784,172	$701,616,219

MATTHEWS INDIA FUND

	SIX-MONTH PERIOD ENDED JUNE 30, 2008 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	13,652,672	$288,431,878	30,843,762	$585,830,908
Shares issued through reinvestment of distributions	44	960	1,800,066	42,355,560
Shares redeemed	(21,069,491)	(403,999,438)	(22,324,006)	(388,445,136)

Net increase (decrease)	(7,416,775)	$(115,566,600)	10,319,822	$239,741,332

MATTHEWS JAPAN FUND

	SIX-MONTH PERIOD ENDED JUNE 30, 2008 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	6,084,219	$83,987,817	7,269,785	$122,963,016
Shares issued through reinvestment of distributions	—	7	675,084	10,605,563
Shares redeemed	(2,680,885)	(37,178,241)	(12,481,836)	(202,174,863)

Net increase (decrease)	3,403,334	$46,809,583	(4,536,967)	$(68,606,284)

MATTHEWS KOREA FUND

	SIX-MONTH PERIOD ENDED JUNE 30, 2008 (UNAUDITED)		YEAR ENDED DECEMBER 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	2,614,749	$15,044,265	11,259,470	$78,007,171
Shares issued through reinvestment of distributions	—	(1,702)	4,266,568	29,311,398
Shares redeemed	(8,627,632)	(48,407,410)	(16,053,299)	(105,545,367)

Net decrease	(6,012,883)	$(33,364,847)	(527,261)	$1,773,202

The Funds assess a redemption fee of 2.00% of the total redemption proceeds if you sell or exchange your shares within 90 calendar days after purchasing them. The redemption fee is paid directly to the Funds and is designed to discourage frequent short-term trading and to offset transaction costs associated with such trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The redemption fee does not apply to redemptions of shares held in certain omnibus accounts and retirement plans that cannot currently implement the redemption fee. While these exceptions exist, the Funds are not accepting any new accounts which cannot implement the redemption fee. In addition, the Funds are actively discussing a schedule for implementation of the fee with these providers. For more information on this policy, please see the Funds’ prospectus. The redemption fees returned to the assets of the Funds are stated in the Statements of Changes in Net Assets.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Matthews International Capital Management, LLC (the “Advisor”), a registered investment advisor under the Investment Advisers Act of 1940, as amended, provides the Funds with investment management services. As compensation for these services, the Advisor charges the Funds an annual investment management fee payable at the end of each calendar month based on each Fund’s respective average daily net assets for the month. The fee is charged at a rate of 0.75% of average daily net assets in the Trust complex (the “Complex”) from $0 to $2 billion, 0.6834% of average daily net assets within the Complex between $2 billion and $5 billion, and 0.65% of average daily net assets within the Complex over $5 billion.

Investment advisory fees charged, for the six-month period ended June 30, 2008, were as follows:

	VOLUNTARY EXPENSE LIMITATION	GROSS ADVISORY FEES
Matthews Asia Pacific Equity Income Fund	1.50%	$304,675
Matthews Asian Growth and Income Fund	1.90%	7,177,950
Matthews Asia Pacific Fund	1.90%	1,410,309
Matthews Pacific Tiger Fund	1.90%	11,070,771
Matthews Asian Technology Fund	2.00%	701,060
Matthews China Fund	2.00%	5,661,059
Matthews India Fund	2.00%	3,556,841
Matthews Japan Fund	2.00%	638,255
Matthews Korea Fund	2.00%	678,670

The investment advisory agreements provide that any reductions made by the Advisor in its fees, in the event a Fund’s expenses exceed the voluntary expense limitation, are subject to reimbursements by such Fund within the following three years provided that such Fund is able to effect such reimbursements and remain in compliance with applicable expense limitations. At June 30, 2008, there was no recoupment by the Advisor.

Certain officers and Trustees of the Funds are also officers and directors of the Advisor. All officers serve without direct compensation from the Funds. The Funds paid the Independent Trustees $188,591 in aggregate for regular compensation during the six-month period ended June 30,2008; no special compensation was paid during this period.

The Funds have an administration shareholder servicing agreement, pursuant to which, the Funds reimburse the Advisor for administration and shareholder servicing activities based on each Fund’s average daily net assets. The fee is charged at a rate of 0.25% of average daily net assets in the Complex from $0 to $2 billion, 0.1834% of average daily net assets in the Complex between $2 billion and $5 billion, and 0.15% of average daily net assets in the Complex between $5 billion and $7.5 billion, and 0.125% of average daily net assets in the Complex over $7.5 billion.

Administration and shareholder servicing fees charged, for the six-month period ended June 30, 2008, were as follows:

ADMINISTRATION & SHAREHOLDER SERVICING FEES
Matthews Asia Pacific Equity Income Fund	$79,637
Matthews Asian Growth and Income Fund	1,873,738
Matthews Asia Pacific Fund	368,014
Matthews Pacific Tiger Fund	2,888,125
Matthews Asian Technology Fund	182,869
Matthews China Fund	1,474,976
Matthews India Fund	926,855
Matthews Japan Fund	166,832
Matthews Korea Fund	176,971

90        MATTHEWS ASIAN FUNDS

JUNE 30, 2008

The Funds bear a portion of the fees paid to certain services providers (exclusive of the Funds’ transfer agent) which provide transfer agency and shareholder servicing to certain shareholders. Fees accrued to pay to such service providers for the six-month period ended June 30, 2008 are reflected in the Statements of Operations as follows:

	TRANSFER AGENT FEES	ADMINISTRATION & SHAREHOLDER SERVICING FEES	TOTAL
Matthews Asia Pacific Equity Income Fund	$32,369	$16,184	$48,553
Matthews Asian Growth and Income Fund	1,406,249	703,125	2,109,374
Matthews Asia Pacific Fund	276,334	138,167	414,501
Matthews Pacific Tiger Fund	1,584,417	792,208	2,376,625
Matthews Asian Technology Fund	148,122	74,061	222,183
Matthews China Fund	1,299,904	649,952	1,949,856
Matthews India Fund	737,130	368,565	1,105,695
Matthews Japan Fund	121,656	60,828	182,484
Matthews Korea Fund	130,057	65,029	195,086

PNC Global Investment Servicing (“PNC”), formerly known as PFPC Inc., an indirect wholly-owned subsidiary of The PNC Financial Services Group, serves as the Trust’s administrator, and in that capacity, performs various administrative and accounting services for each Fund. PNC also serves as the Trust’s transfer agent, dividend disbursing agent and registrar. An officer of PNC serves as Assistant Treasurer to the Trust. Total fees accrued by the Funds for administration and accounting services for the six-month period ended June 30, 2008 were as follows:

ADMINISTRATION & ACCOUNTING FEES
Matthews Asia Pacific Equity Income Fund	$7,858
Matthews Asian Growth and Income Fund	184,955
Matthews Asia Pacific Fund	36,330
Matthews Pacific Tiger Fund	285,131
Matthews Asian Technology Fund	18,054
Matthews China Fund	145,666
Matthews India Fund	91,531
Matthews Japan Fund	16,462
Matthews Korea Fund	17,473

Brown Brothers Harriman & Co. serves as custodian to the Trust. PFPC Distributors, Inc. (the “Distributor”) serves as the Fund’s Distributor pursuant to an Underwriting Agreement.

4.	INVESTMENT TRANSACTIONS

The value of investment transactions made for affiliated and unaffiliated holdings for the six-month period ended June 30, 2008, excluding short-term investments, were as follows:

	AFFILIATED PURCHASES	AFFILIATED PROCEEDS FROM SALES	UNAFFILIATED PURCHASES	UNAFFILIATED PROCEEDS FROM SALES
Matthews Asia Pacific Equity Income Fund	$—	$—	$32,024,525	$7,306,073
Matthews Asian Growth and Income Fund	101,841	—	210,708,598	323,448,155
Matthews Asia Pacific Fund	2,615,959	—	75,358,948	109,227,428
Matthews Pacific Tiger Fund	—	38,025,628	291,705,107	577,164,735
Matthews Asian Technology Fund	—	—	45,878,745	61,785,065
Matthews China Fund	—	—	46,656,633	467,966,048
Matthews India Fund	—	—	139,497,909	224,182,307
Matthews Japan Fund	—	—	87,665,483	40,102,269
Matthews Korea Fund	—	—	29,689,528	61,467,228

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

5.	HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the period January 1, 2008 through June 30, 2008, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:

A summary of the Funds’ transactions in securities of affiliated issuers for the six-month period ended June 30, 2008 is set forth below:

	SHARES HELD AT 12/31/07	SHARES PURCHASED		SHARES SOLD	SHARES HELD AT 6/30/08	VALUE AT 6/30/08	DIVIDEND INCOME 1/1/08–6/30/08
MATTHEWS ASIAN GROWTH AND INCOME FUND

I-CABLE Communications, Ltd.	129,144,000	688,000		—	129,832,000	$19,117,178	$832,294

Total Affiliates						$19,117,178	$832,294

MATTHEWS ASIA PACIFIC FUND

Funai Zaisan Consultants Co., Ltd.	5,310	1,771		—	7,081	$9,469,341	$49,103

Total Affiliates						$9,469,341	$49,103

MATTHEWS PACIFIC TIGER FUND

Amata Corp. Public Co., Ltd.	59,894,900	—		1,227,000	58,667,900	$21,933,565	$649,257
Dickson Concepts International, Ltd.	32,715,400	—		167,500	32,547,900	22,671,509	—
Dynasty Fine Wines Group, Ltd.*	89,260,000	—		55,085,000	34,175,000	—	—
Hanmi Pharmaceutical Co., Ltd.	462,747	—		27,111	435,636	64,134,548	—
Hyflux, Ltd.*	33,427,187	—		8,919,000	24,508,187	—	—
Top Glove Corp. BHD	15,609,880	—		—	15,609,880	20,255,820	251,609
Travelsky Technology, Ltd. H Shares	40,812,000	—		—	40,812,000	26,836,403	758,859

Total Affiliates						$155,831,845	$1,659,725

MATTHEWS CHINA FUND

Kingdee International Software Group Co., Ltd.	25,736,000	77,208,000	†	—	102,944,000	$21,184,396	$280,613
Lianhua Supermarket Holdings Co., Ltd. H Shares	13,648,000	—		—	13,648,000	17,519,239	234,130

Total Affiliates						$38,703,635	$514,743

*	Issuer was not an affiliated company as of June 30, 2008.
†	Increase due to 4-for-1 stock split during the period.

92        MATTHEWS ASIAN FUNDS

MATTHEWS ASIAN FUNDS

BOARD OF TRUSTEES

Independent Trustees:

Geoffrey H. Bobroff, Chairman

Rhoda Rossman

Toshi Shibano

Jonathan Zeschin

Interested Trustee:1

G. Paul Matthews

OFFICERS

William J. Guilfoyle

John P. McGowan

Shai A. Malka

Andrew T. Foster

William J. Hackett

Timothy B. Parker

Manoj K. Pombra

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800-789-ASIA [2742]

ACCOUNT SERVICES

PNC Global Investment Servicing, formerly known as PFPC Inc.

P.O. Box 9791

Providence, RI 02940

800-789-ASIA [2742]

[1]	As defined under the Investment Company Act of as amended.

FOR MORE INFORMATION ABOUT MATTHEWS ASIAN FUNDS

800.789.ASIA [2742]

www.matthewsfunds.com

©2008 Matthews International Capital Management, LLC
SAR-0608-225M

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Matthews International Funds

By (Signature and Title)*	/s/ William J. Guilfoyle
William J. Guilfoyle, President (principal executive officer)

Date August 20, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William J. Guilfoyle
William J. Guilfoyle, President (principal executive officer)

Date August 20, 2008

By (Signature and Title)*	/s/ Shai Malka
Shai Malka, Treasurer (principal financial officer)

Date August 20, 2008

*	Print the name and title of each signing officer under his or her signature.